UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

500 Glenpointe Centre West

Teaneck, New Jersey 07666

May 2, 2006

To Our Stockholders:

You are most cordially invited to attend the 2006 Annual Meeting of Stockholders of Cognizant Technology Solutions Corporation at 9:30 a.m. local time, on Tuesday, June 13, 2006, at our headquarters, 500 Glenpointe Centre West, Teaneck, New Jersey 07666.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your shares represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.

Sincerely,

Lakshmi Narayanan

President and Chief Executive Officer

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

500 Glenpointe Centre West

Teaneck, New Jersey 07666

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Tuesday, June 13, 2006

The Annual Meeting of Stockholders (the “Meeting”) of COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION, a Delaware corporation, will be held at our headquarters, 500 Glenpointe Centre West, Teaneck, New Jersey on Tuesday, June 13, 2006, at 9:30 a.m. local time, for the following purposes:

(1) To elect two (2) Class III Directors to serve until the 2009 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;

(2) To amend and restate our 1999 Incentive Compensation Plan, as amended (the “Incentive Plan”), to (i) increase the maximum number of shares of Class A Common Stock reserved for issuance from 37,500,000 to 38,261,580 shares and thereby reserve an additional 761,580 shares of Class A Common Stock for issuance under the Incentive Plan (if such proposal is approved, the number of shares issuable under our Key Employees Stock Option Plan shall be reduced by 761,580 shares so that the total number of shares available for issuance under the Company’s equity compensation plans will remain unchanged and no further grants will be made under the Key Employees Stock Option Plan), and (ii) re-approve the series of performance criteria which may be utilized in establishing specific targets to be attained as a condition to the vesting of one or more cash or stock-based awards under the Incentive Plan so as to qualify the compensation attributable to those awards as performance-based compensation under Section 162(m) of the Internal Revenue Code;

(3) To amend our Restated Certificate of Incorporation, as amended, to increase the maximum number of authorized shares of the Company’s capital stock, all classes, from 340,000,000 shares, consisting of (i) 325,000,000 shares of Class A Common Stock, $0.01 par value per share (“Class A Common Stock”), and (ii) 15,000,000 shares of Preferred Stock, $0.10 par value per share (“Preferred Stock”), to 515,000,000 shares, consisting of (x) 500,000,000 shares of Class A Common Stock, and (y) 15,000,000 shares of Preferred Stock;

(4) To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2006; and

(5) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

Holders of record of our Class A Common Stock as of the close of business on April 20, 2006 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at our principal executive offices at 500 Glenpointe Centre West, Teaneck, New Jersey 07666 for a period of ten days prior to the Meeting and on the day of the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE US THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

By Order of the Board of Directors

Gordon J. Coburn

Secretary

Teaneck, New Jersey

May 2, 2006

Our 2005 Annual Report accompanies the Proxy Statement.

2

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

500 Glenpointe Centre West

Teaneck, New Jersey 07666

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cognizant Technology Solutions Corporation of proxies to be voted at our Annual Meeting of Stockholders to be held on Tuesday, June 13, 2006 (the “Meeting”), at our headquarters, 500 Glenpointe Centre West, Teaneck, New Jersey at 9:30 a.m. local time, and at any adjournment or adjournments thereof. Holders of record of shares of Class A Common Stock, $0.01 par value (“Class A Common Stock”), as of the close of business on April 20, 2006, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 140,385,657 shares of Class A Common Stock issued and outstanding and entitled to vote. Each share of Class A Common Stock is entitled to one vote on any matter presented to stockholders at the Meeting.

In this Proxy Statement, “Cognizant”, “Company,” “we,” “us,” and “our” refer to Cognizant Technology Solutions Corporation.

PROPOSALS

If proxies in the accompanying form are properly executed and returned, the shares of Class A Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Class A Common Stock represented by the proxies will be voted:

(1)	FOR the election of the two (2) Class III Director nominees;

(2)	FOR the proposal to amend and restate our 1999 Incentive Compensation Plan, as amended (the “Incentive Plan”), to (i) increase the maximum number of shares of Class A Common Stock reserved for issuance from 37,500,000 to 38,261,580 shares and thereby reserve an additional 761,580 shares of Class A Common Stock for issuance under the Incentive Plan (if such proposal is approved, the number of shares issuable under our Key Employees Stock Option Plan shall be reduced by 761,580 shares so that the total number of shares available for issuance under the Company’s equity compensation plans will remain unchanged and no further grants will be made under the Key Employees Stock Option Plan), and (ii) re-approve the series of performance criteria which may be utilized in establishing specific targets to be attained as a condition to the vesting of one or more cash or stock-based awards under the Incentive Plan so as to qualify the compensation attributable to those awards as performance-based compensation under Section 162(m) of the Internal Revenue Code;

(3)	FOR the proposal to amend our Restated Certificate of Incorporation, as amended, to increase the maximum number of authorized shares of the Company’s capital stock, all classes, from: 340,000,000 authorized shares, consisting of (i) 325,000,000 shares of Class A Common Stock, and (ii) 15,000,000 shares of Preferred Stock, $0.10 par value per share (“Preferred Stock”), to 515,000,000 authorized shares, consisting of (x) 500,000,000 shares of Class A Common Stock, and (y) 15,000,000 shares of Preferred Stock;

(4)	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2006; and

(5)	In the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof.

Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Secretary, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

This Proxy Statement, together with the related proxy card and our Annual Report to Stockholders for the year ended December 31, 2005, including financial statements (the “Annual Report”), is being mailed to all stockholders of record as of April 20, 2006. The mailing date will be on or about May 2, 2006. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of April 20, 2006.

REQUIRED VOTE

The presence, in person or by proxy, of holders of the shares of Class A Common Stock having, in the aggregate, a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote by the holders of a plurality of the shares of Class A Common Stock represented at the Meeting, is required for the election of Directors, provided a quorum is present in person or by proxy. The affirmative vote of the majority of shares of our outstanding Class A Common Stock is required to amend our Restated Certificate of Incorporation, as amended. All actions proposed herein other than the election of Directors and the amendment of our Restated Certificate of Incorporation, as amended, may be taken upon the affirmative vote of stockholders possessing a majority of the shares of Class A Common Stock present or represented at the Meeting and entitled to vote, provided a quorum is present in person or by proxy.

Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal as to which the proxy does not confer voting authority has been approved and thus have no effect on the outcome of that proposal.

PROPOSAL 1: ELECTION OF DIRECTORS

At this Meeting, two (2) Class III Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2009, or until their successors shall have been elected and qualified.

We currently have six (6) Directors. As set forth in our Restated Certificate of Incorporation, the terms of office of the members of the Board of Directors are divided into three classes: Class I, whose term will expire at the 2007 Annual Meeting of Stockholders; Class II, whose term will expire at the 2008 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2006 Annual Meeting of Stockholders. The current Class I Directors are Lakshmi Narayanan and John E. Klein, the current Class II Directors are Robert W. Howe and Robert E. Weissman and the current Class III Directors are Venetia Kontogouris and Thomas M. Wendel. At each Annual Meeting of Stockholders, the successors to Directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. If the number of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible, and any additional Director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of Directors remove or shorten the term of any incumbent Director. This classification of our Board of Directors may have the effect of delaying or preventing changes in control or management of our company.

All Directors hold office until the expiration of their respective term and until their successors are duly elected and qualified. There are no family relationships among any of our executive officers, Directors and key employees.

It is the intention of the persons named in the enclosed form of proxy to vote the shares of Class A Common Stock represented thereby, unless otherwise specified in the proxy, for the election as Directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are at present our Directors. In the event any of the nominees should become unavailable or unable to serve as a Director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

NOMINEES FOR CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2009 ANNUAL MEETING)

The current members of the Board of Directors who are also nominees for election to the Board as Class III Directors are as follows:

Name	Age	Served as a Director Since	Positions with Cognizant
Venetia Kontogouris	55	1997	Director

Thomas M. Wendel	69	2001	Director

The principal occupations and business experience, for at least the past five years, of each nominee for Class III Director are as follows:

Venetia Kontogouris was elected to the Board of Directors in December 1997. Ms. Kontogouris is currently Managing Director of Trident Capital, a venture capital firm. Prior to joining Trident Capital in March 1999, Ms. Kontogouris was President of Enterprise Associates, Inc., a subsidiary of IMS Health, from 1989 to 1999. Prior to joining Enterprise Associates, Inc., Ms. Kontogouris was Vice President of New Product Development for The Dun & Bradstreet Corporation from 1985 to 1989. Before working at The Dun & Bradstreet Corporation, Ms. Kontogouris held various sales and marketing positions at IBM and AT&T. Ms. Kontogouris serves on the board of directors of several private companies. Ms. Kontogouris holds a Bachelor of Arts degree from Northeastern University and a Master of Business Administration degree and a Master in International Relations degree from the University of Chicago.

Thomas M. Wendel was elected to the Board of Directors in June 2001. In July 2000, Mr. Wendel retired as the Chairman of the Board, President and Chief Executive Officer of Bridge Information Systems, a global financial information, transaction services, and network services company. Prior to joining Bridge in 1995, Mr. Wendel was founding President and Chief Executive Officer of Liberty Brokerage Inc., a major US government securities brokerage firm. Mr. Wendel previously served in various positions at Paine Webber, Inc., including Chief Financial Officer, Executive Vice President and Managing Director. Prior to joining Paine Webber in 1982, Mr. Wendel was Senior Vice President and Chief Financial Officer of Pan American World Airways. Mr. Wendel holds a Bachelor of Science degree in Mathematics from Ursinus College, a Master of Arts in Economics from San Jose State College, and a Master in Business Administration from the University of Santa Clara.

Continuing Members of the Board of Directors

CLASS I DIRECTORS (TERMS TO EXPIRE AT THE 2007 ANNUAL MEETING)

The current members of the Board of Directors who are Class I Directors are as follows:

Name	Age	Served as a Director Since	Positions with Cognizant
Lakshmi Narayanan	53	2003	President, Chief Executive Officer and Director

John E. Klein	64	1998	Chairman of the Board and Director

The principal occupations and business experience, for at least the past five years, of each Class I Director are as follows:

Lakshmi Narayanan was elected Chief Executive Officer in December 2003. Mr. Narayanan has served as our President since March 1998. Mr. Narayanan joined our Indian subsidiary as Chief Technology Officer in 1994 and was elected President of such subsidiary on January 1, 1996. Prior to joining us, from 1975 to 1994, Mr. Narayanan was the regional head of Tata Consultancy Services, a large consulting and software services company located in India. Mr. Narayanan holds a Bachelor of Science degree, a Master of Science degree and a Management degree from the Indian Institute of Science.

John E. Klein was elected to the Board of Directors in March 1998 and elected to serve as our Chairman of the Board in December 2003. Mr. Klein currently serves as President and Chief Executive Officer of Polarex, Inc., an organization providing executive support to software and services companies, where he has been employed since 1994. Prior to that, Mr. Klein held various positions at various companies, including President and Chief Executive Officer of MDIS Group PLC, a UK listed software and services company. In addition, Mr. Klein also served as Chairman of Glovia International and PRO IV Limited, two enterprise software and services companies. Prior to 1995, Mr. Klein was a Vice President for both Digital Equipment and IBM. Mr. Klein also serves as a director of privately-held Questra Corporation, an enterprise software company and Arxan Technologies, Inc., a software and hardware solutions company. Mr. Klein holds a Bachelor of Science degree from the U.S. Merchant Marine Academy and a Master of Business Administration degree from New York University.

CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2008 ANNUAL MEETING)

The current members of the Board of Directors who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Positions with Cognizant
Robert W. Howe	59	1999	Director

Robert E. Weissman	64	2001	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

Robert W. Howe was elected to the Board of Directors in April 1999. Mr. Howe currently serves as Chairman of the Board of Directors of ADS Financial Services Solutions (“ADS”), a provider of information technology services to the financial services industry. He has held such position since January 1994. From January 1994 to December 2003, Mr. Howe served as Chairman and Chief Executive Officer of ADS and from March 1980 to January 1994, Mr. Howe served as its President. Mr. Howe serves on the board of directors of several private companies. Mr. Howe holds a Bachelor of Arts degree from Boston College.

Robert E. Weissman was elected to the Board of Directors in May 2001. Mr. Weissman retired in January 2001 after nearly thirty years serving as Chief Executive Officer for several public corporations. Most recently, Mr. Weissman was Chairman of the Board of Directors of IMS Health, a provider of information to the pharmaceutical and healthcare industries. He served as both Chairman and Chief Executive Officer of IMS Health until March 1999. Prior to his position with IMS Health, Mr. Weissman was Chairman and Chief Executive Officer of Cognizant Corporation and prior to that, was Chairman and Chief Executive Officer of The Dun & Bradstreet Corporation. Prior to his election as Chairman and Chief Executive Officer of Dun & Bradstreet, he held the position of President and Chief Operating Officer of that company since 1985. Mr. Weissman joined Dun & Bradstreet in May 1979, when Dun & Bradstreet Corporation acquired National CSS, a computer time-sharing company, of which he was President and Chief Executive Officer. Since his retirement, Mr. Weissman has been active as Chairman of Shelburne Partners, a private investment company that works with emerging companies in the United States and Europe. Mr. Weissman is a director of State Street Corporation and Pitney Bowes, Inc. and a member of the Advisory Board for Affinnova, Inc., a privately held market research firm. Mr. Weissman graduated from Babson College in 1964. He serves on Babson’s Board of Trustees, and received an honorary Doctor of Laws degree from Babson in 1995.

CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders. Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee. You can access our current committee charters and Code of Business Conduct and Ethics in the “About Us” section of our Web site located at www.cognizant.com or by writing to our Secretary at our offices at 500 Glenpointe Centre West, Teaneck, New Jersey 07666.

Determination of Independence

Under NASDAQ rules, a Director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. Our Board of Directors has determined that none of Robert Howe, Thomas Wendel, John Klein, Venetia Kontogouris or Robert Weissman has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director and that each of these Directors is an “independent director” as defined under Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules.

Director Candidates

The process to be followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates shall include requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Committee and the Board.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended Director nominees, the Nominating and Corporate Governance Committee will apply the criteria set forth in our Corporate Governance Guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our Directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential Director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of Class A Common Stock for at least a year as of the date such recommendation is made, to Nominating and Corporate Governance Committee, c/o Corporate Secretary, Cognizant Technology Solutions Corporation, 500 Glenpointe Centre West, Teaneck, New Jersey 07666. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications from Stockholders

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary and Chairman of the Board, with the assistance of our General Counsel, are primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as they consider appropriate.

Under procedures approved by a majority of the independent Directors, communications are forwarded to all Directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the Directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors by emailing the Board of Directors at the following email address: corporategovernance@cognizant.com; or in writing: c/o Corporate Secretary, Cognizant Technology Solutions Corporation, 500 Glenpointe Centre West, Teaneck, New Jersey 07666.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics that applies to our Directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted the Code of Business Conduct and Ethics on our Web site, which is located at www.cognizant.com. In addition, we intend to post on our Web site all disclosures that are required by law or NASDAQ stock market listing standards concerning any amendments to, or waivers from, any provision of our Code of Business Conduct and Ethics.

Attendance by Members of the Board of Directors at Meetings

There were six meetings of the Board of Directors during 2005. Each Director attended at least 75% of the aggregate of all meetings of the Board of Directors held during the period in which he or she served as a Director and the total number of meetings held by the committee on which he or she served during the period, if applicable.

Our Corporate Governance Guidelines provide that Directors are expected to attend the annual meeting of stockholders. Mr. Narayanan participated in the 2005 Annual Meeting of Stockholders by videoconference and each of the other Directors participated in the meeting by teleconference.

Committees of the Board

The Board of Directors has established three standing committees—Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee—each of which operates under a charter that has been approved by our Board of Directors. Current copies of each committee’s charter are posted on the “About Us” section of our Web site www.cognizant.com. In addition, a copy of the Audit Committee charter, as in effect on the date of this proxy statement, is attached hereto as Appendix A.

The Board of Directors has determined that all of the members of each of the Board’s three standing committees are independent as defined under the rules of the NASDAQ Stock Market, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934. In addition, all of the members of the Audit Committee are independent as defined by the rules of the NASDAQ Stock Market.

Audit Committee

Our Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from the independent registered public accounting firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	discussing and assessing our risk management policies;

•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our independent registered public accounting firm and management; and

•	preparing the audit committee report required by SEC rules (which is included on page 9 of this proxy statement).

Pursuant to the Audit Committee Charter, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2005 with our management and independent registered public accounting firm. Additionally, the Audit Committee has discussed with the independent registered public accounting firm the matters required by Statement of Auditing Standards (“SAS”) 61, has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based in part on the foregoing, the Audit Committee recommended to the Board of Directors that the financial statements as of and for the year ended December 31, 2005 audited by PricewaterhouseCoopers LLP be included in our Annual Report on Securities and Exchange Commission (the “SEC”) Form 10-K.

The members of the Audit Committee are Messrs. Howe, Klein and Wendel. During 2005, Messrs. Howe, Klein and Wendel were the only members of the Audit Committee. The Audit Committee was established in 1998 and met five times during 2005. It is anticipated that Mr. Wendel, if elected to the Board of Directors by our stockholders, will continue to serve on the Audit Committee. The Board of Directors has determined that Mr. Wendel is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K.

Compensation Committee

Our Compensation Committee, which is comprised of Messrs. Howe, Klein and Weissman, is responsible for the administration of all salary and incentive compensation plans for our officers and key employees, including bonuses. In addition, our Compensation Committee has the following principal duties:

•	annually reviewing and approving corporate goals and objectives relevant to our Chief Executive Officer’s compensation;

•	determining our Chief Executive Officer’s compensation;

•	reviewing and approving, or making recommendations to the Board with respect to, the compensation of our other executive officers;

•	overseeing an evaluation of our senior executives;

•	overseeing and administering our cash and equity incentive plans; and

•	reviewing and making recommendations to the Board with respect to Director compensation.

The Compensation Committee also administers our equity compensation plans, including the Incentive Plan, and establishes the terms and conditions of all stock options and other stock-based awards granted thereunder. The Compensation Committee also administers our 2004 Employee Stock Purchase Plan. The Compensation Committee met once during 2005.

Nominating and Corporate Governance Committee

In March 2004, our Board of Directors established a Nominating and Corporate Governance Committee. Its responsibilities include:

•	identifying individuals qualified to become Board members;

•	recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees;

•	reviewing and making recommendations to the Board with respect to management succession planning;

•	developing and recommending to the Board corporate governance principles; and

•	overseeing an annual evaluation of the Board.

The members of the Nominating and Corporate Governance Committee are Messrs. Howe, Klein, Wendel and Weissman and Ms. Kontogouris. The Nominating and Corporate Governance Committee met once during 2005.

Report of the Audit Committee of the Board of Directors

The Audit Committee has furnished the following report:

To the Board of Directors of Cognizant Technology Solutions Corporation:

The Audit Committee of the Board of Directors is currently composed of three members and acts under a written charter first adopted and approved on May 17, 2000. The current Audit Committee charter is attached hereto as Appendix A. The members of the Audit Committee are independent Directors, as defined in its charter and the rules of the NASDAQ Stock Market. The Audit Committee held five meetings during 2005.

Management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. The Company’s independent registered public accounting firm is responsible for performing an independent integrated audit of the Company’s annual financial statements, management’s assessment of the Company’s internal control over financial reporting and the effectiveness of the Company’s internal control over financial reporting. The Audit Committee is responsible for providing independent, objective oversight of these processes.

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2005 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Statement on Auditing Standard 61 (Communication with Audit Committees). SAS 61 requires the Company’s independent registered public accounting firm to discuss with the Audit Committee, among other things, the following:

•	methods used to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the conclusions of the Company’s registered public accounting firm regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

The Company’s independent registered public accounting firm also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that, in the auditor’s professional opinion, may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Cognizant. The Audit Committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining such firm’s independence.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

By the Audit Committee of the Board of Directors

of Cognizant Technology Solutions Corporation

Robert W. Howe

John E. Klein

Thomas M. Wendel

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of PricewaterhouseCoopers LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2005	2004
Audit Fees	$1,645,700	$1,755,900
Audit-Related Fees	41,600	28,000
Tax Fees	414,300	303,200
All Other Fees	1,500	—

Total Fees	$2,103,100	$2,087,100

For 2005, $1,164,000 of the total fees billed was billed as of December 31, 2005. For 2004, $1,454,700 of the total fees was billed as of December 31, 2004.

Audit Fees

Audit fees consist of fees for the audit of our financial statements and management’s report on internal controls under Section 404 of the Sarbanes Oxley Act, the review of the interim financial statements included in our quarterly reports on Form 10-Q, services rendered in connection with SEC registration statements and other professional services provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees.” These services relate to employee benefit audits, due diligence related to acquisitions, accounting consultations and audits in connection with acquisitions, attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees

Tax fees consist of fees for tax compliance, tax advice and tax planning services. Tax compliance services, which relate to preparation of original tax returns and VAT registrations, accounted for $135,900 of the total tax fees paid for 2005 and $82,500 of the total tax fees paid for 2004. Tax advice and tax planning services relate to preparation of transfer pricing studies and consultations on various domestic and international tax matters.

All Other Fees

For 2005, the amount relates to software license fees. There were no fees to report in this category for 2004.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The Audit Committee has also delegated to Thomas M. Wendel the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee. During 2005, no services were provided to us by PricewaterhouseCoopers LLP other than in accordance with the pre-approval policies and procedures described above.

Compensation of Directors

Directors who are our employees or employees of our subsidiaries receive no cash remuneration for serving as Directors. All non-employee Directors, other than our Chairman, receive an annual retainer of $20,000 for their service on the Board of Directors (with no additional fees paid for attendance at meetings of the Board of Directors). Our Chairman receives an annual retainer of $120,000 (with no additional fees paid for attendance at meetings of the Board of Directors). All non-employee Directors receive $1,500 for attendance at each meeting of a committee of the Board of Directors or $2,000 for attendance at each meeting of a committee of the Board of Directors if serving as the chairperson of such committee meeting. All Directors who are not our employees or employees of our subsidiaries are eligible to participate in our Non-Employee Directors’ Stock Option Plan (the “Director Plan”) and the Incentive Plan.

The Director Plan became effective in December 1997 and was amended in March 1998. As of March 31, 2006, the maximum aggregate number of shares of Class A Common Stock reserved for issuance under the Director Plan was 858,000 shares, of which 4,000 shares remained available for future grant. The Director Plan, which is administered by the Compensation Committee, provides for the issuance of non-qualified stock options to purchase up to 180,000 shares of Class A Common Stock in any year to any of our Directors who is not our employee or an employee of one of our subsidiaries. Subject to the provisions of the Director Plan, the Compensation Committee has the authority to determine the non-employee Directors persons to whom options will be granted, the number of shares to be covered by each option and the terms and conditions of each option grant. The exercise price is determined by the Compensation Committee and will in most instances be equal to the fair market value of the underlying shares on the grant date. The options will vest and become exercisable in two successive equal annual installments upon the optionee’s completion of each year of continued Board service over the two-year period measured from the grant date. Each option will have a maximum term of 10 years, subject to earlier termination upon the optionee’s cessation of Board service. In the event of an optionee’s death or disability, the unexercised portion of an option will immediately vest in full and may be exercised until (i) the earlier of the end of stated term of the option or five years after the date of death, in the case of a termination due to death, or (ii) the earlier of (A) the end of stated term of the option and (B) five years after the date of termination or (if later) one year after the date of death, in the case of a termination due to disability. In the case of a termination for any other reason, the unexercised portion of an option may be exercised for the period ending ninety days after such termination, but only to the extent such option is exercisable at the time of termination.

The Incentive Plan became effective in May 1999, and the principal features of the Incentive Plan are summarized in Proposal 2 below.

During 2005, the following non-employee Directors were granted options to purchase shares of Class A Common Stock. The options granted to Mr. Klein were granted under the Director Plan. All other option grants listed below were made under the Incentive Plan.

Director	Number of Shares Underlying Options Granted	Grant Date	Exercise Price Per Share
Robert W. Howe	10,000	5/5/05	$43.69
John E. Klein	10,000	5/5/05	$43.69
Venetia Kontogouris	10,000	5/5/05	$43.69
Robert E. Weissman	10,000	5/5/05	$43.69
Thomas M. Wendel	10,000	5/5/05	$43.69

Each of the options granted under the Incentive Plan has an exercise price equal to the fair market value per share of Class A Common Stock on the grant date and a maximum term of ten years measured from such date. Each such option will vest and become exercisable in two successive equal annual installments upon the optionee’s completion of each year of service over the two-year period measured from the grant date. Upon the occurrence of a change in control of Cognizant, as defined in the Incentive Plan, with certain exceptions, the Compensation Committee has the discretion to, among other things, accelerate the vesting of the options. Under the Incentive Plan, the optionee will have a limited period in which the exercise the option following his or her cessation of Director service, to the extent the option is vested and exercisable at that time. Upon the optionee’s cessation of Board service by reason of death or disability, the limited exercise period for options granted under the Incentive Plan will expire upon the earlier of (i) the end of the stated option term or (ii) twelve months following the date of death or disability. Under the Incentive Plan, should the optionee cease Director service for any other reason, then he or she will have until the earlier of (i) the end of the stated option term or (ii) the expiration of the 90-day period following such cessation of service in which to exercise the option.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our Directors, Executive Officers and Stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Capacities in Which Served	In Current Position Since
Lakshmi Narayanan(1)	53	President and Chief Executive Officer	2003

Francisco D’Souza(2)	37	Chief Operating Officer	2003

Gordon J. Coburn(3)	42	Executive Vice President, Chief Financial Officer, Treasurer and Secretary	2003

Ramakrishnan Chandrasekaran(4)	48	Executive Vice President and Managing Director	2004

(1)	Lakshmi Narayanan was elected Chief Executive Officer in December 2003. Mr. Narayanan has served as our President since March 1998. Mr. Narayanan joined our Indian subsidiary as Chief Technology Officer in 1994 and was elected President of such subsidiary on January 1, 1996. Prior to joining us, from 1975 to 1994, Mr. Narayanan was the regional head of Tata Consultancy Services, a large consulting and software services company located in India. Mr. Narayanan holds a Bachelor of Science degree, a Master of Science degree and a Management degree from the Indian Institute of Science.
(2)	Francisco D’Souza was elected Chief Operating Officer in December 2003. Prior to that, from November 1999 to December 2003, he served as our Senior Vice President, North American Operations and Business Development. From March 1998 to November 1999, he served as our Vice President, North American Operations and Business Development and as our Director-North American Operations and Business Development from June 1997 to March 1998. From January 1996 to June 1997, Mr. D’Souza was engaged as our consultant. From February 1995 to December 1995, Mr. D’Souza was employed as Product Manager at Pilot Software. Between 1992 and 1995, Mr. D’Souza held various marketing, business development and technology management positions as a Management Associate at The Dun & Bradstreet Corporation. While working at The Dun & Bradstreet Corporation, Mr. D’Souza was part of the team that established the software development and maintenance business conducted by us. Mr. D’Souza holds a Bachelor of Business Administration degree from the University of East Asia and a Master of Business Administration degree from Carnegie-Mellon University.
(3)	Gordon J. Coburn was elected Executive Vice President in December 2003. Mr. Coburn continues to serve as our Chief Financial Officer, Treasurer and Secretary, positions he has held since March 1998. From November 1999 to December 2003, he served as our Senior Vice President. He previously was our Vice President from 1996 to November 1999. Mr. Coburn served as Senior Director—Group Finance & Operations for Cognizant Corporation from November 1996 to December 1997. From 1990 to October 1996, Mr. Coburn held key financial positions with The Dun & Bradstreet Corporation. Mr. Coburn serves on the board of directors of ICT Group, Inc. Mr. Coburn holds a Bachelor of Arts degree from Wesleyan University and a Master of Business Administration degree from the Amos Tuck School at Dartmouth College.
(4)	Ramakrishnan Chandrasekaran was elected Executive Vice President and Managing Director in January 2004. Prior to that, from November 1999 to January 2004, he served as our Senior Vice President responsible for the independent software vendor relationships, key alliances, capacity growth, process initiatives, business development and offshore delivery. Mr. Chandrasekaran joined us as Assistant Vice President in December 1994, before getting promoted to Vice President in January 1997. Mr. Chandrasekaran has more than 20 years of experience working in the IT services industry. Prior to joining us, Mr. Chandrasekaran worked with Tata Consultancy Services. Mr. Chandrasekaran holds a Mechanical Engineering degree and Master of Business Administration degree from the Indian Institute of Management.

None of our executive officers is related to any other executive officer or to any of our Directors. Our executive officers are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

EXECUTIVE COMPENSATION

Summary of Compensation in 2005, 2004 and 2003

The following Summary Compensation Table sets forth information concerning compensation for services rendered in all capacities to us and our subsidiaries for the years ended December 31, 2005, 2004 and 2003 which was awarded to, earned by or paid to each person who served as our Chief Executive Officer at any time during 2005 and each other of our executive officers whose aggregate cash compensation for the 2005 fiscal year exceeded $100,000 (collectively, the “Named Executives”). No other individual who would have been included in such table by reason of salary and bonus for the 2005 fiscal year terminated employment or otherwise ceased executive officer status during that year.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation Awards
		Salary ($) (c)	Bonus(2) ($) (d)	Other Annual Compensation(3) ($) (e)
Name and Principal Position (a)	Year (b)				Securities Underlying Options (#) (g)	All Other Compensation ($) (i)
Lakshmi Narayanan(1)(4) President and Chief Executive Officer	2005	195,006	227,964	—	—	4,994	(6)
	2004	195,253	261,293	—	—	4,747	(6)
	2003	135,696	182,160	—	510,000	3,454	(6)

Francisco D’Souza(1) Chief Operating Officer	2005	300,000	341,946	—	—	7,000	(7)
	2004	300,000	391,939	—	—	6,500	(7)
	2003	264,500	317,400	—	480,000	6,000	(7)

Gordon J. Coburn(1) Executive Vice President, Chief Financial Officer, Treasurer and Secretary	2005	270,000	307,751	—	—	41,665	(8)
	2004	270,000	352,746	—	—	44,752	(9)
	2003	237,507	283,866	—	390,000	49,249	(10)

Ramakrishnan Chandrasekaran(1)(5) Executive Vice President and Managing Director	2005	86,171	102,584	—	—	3,829	(11)
	2004	75,467	74,655	—	40,000	3,090	(11)
	2003	56,422	75,000	—	—	2,913	(11)

(1)	Such Named Executive has entered into a Severance and Noncompetition Agreement with us. See “Severance and Noncompetition Agreements.”
(2)	The bonus awards were earned in the year indicated and were paid in the following year.
(3)	The value of certain personal benefits is not included since the aggregate amount of such compensation paid per Named Executive did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for that Named Executive in columns (c) and (d) of the applicable fiscal year.
(4)	Since March 2005, approximately 75% of Mr. Narayanan’s compensation was paid in Indian Rupees and the remaining 25% was paid in U.S. dollars. In all prior periods, all of Mr. Narayanan’s compensation was paid in Indian Rupees. All amounts paid in Indian Rupees were converted to U.S. dollars for the periods presented.
(5)	We employ the Named Executive in India. All compensation is paid in Indian Rupees and has been converted to U.S. dollars for all periods presented.
(6)	Represents an Indian Provident Fund matching contribution.
(7)	Represents a 401(k) plan matching contribution.
(8)	Includes (i) a 401(k) plan matching contribution in the amount of $7,000; and (ii) a contribution to a non-qualified deferred compensation account in the amount of $34,665 earned by the Named Executive during 2005 of which $12,150 was contributed in 2005 and $22,515 is payable in 2006.

(9)	Includes (i) a 401(k) plan matching contribution in the amount of $6,500; (ii) a contribution to a non-qualified deferred compensation account in the amount of $37,365 earned by the Named Executive during 2004 and payable by Cognizant during 2005; and (iii) $887 of other compensation.
(10)	Includes (i) a 401(k) plan matching contribution in the amount of $6,000; and (ii) a contribution to a non-qualified deferred compensation account in the amount of $43,249 earned by the Named Executive during 2003 and payable by Cognizant during 2004.
(11)	Consists of Indian Provident matching fund contributions of $3,829, $3,090 and $2,253 in 2005, 2004 and 2003, respectively, and interest savings of $660 in 2003 on a loan made to Mr. Chandrasekaran by us in August 1995, which bore interest at 2% per annum. Mr. Chandrasekaran repaid such loan in July 2003.

Option Grants in 2005

No stock options or stock appreciation rights were granted to any of the Named Executives during 2005.

Aggregated Option Exercises in 2005 and Year-End Option Values

The following table sets forth information concerning each exercise of options during 2005 by each of the Named Executives and the year-end number and value of unexercised options held by each of the Named Executives. No stock appreciation rights were held or exercised by the Named Executives during 2005.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

Name (a)	Shares Acquired on Exercise (#) (b)	Value Realized ($) (c)(1)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#) Exercisable/ Unexercisable (d)	Value of Unexercised In-the-Money Options at Fiscal Year-End ($) Exercisable/ Unexercisable (e)(2)
Lakshmi Narayanan	100,000	$4,759,166	1,291,309 / 255,000	59,067,943 / 10,239,525

Francisco D’Souza	189,080	$6,962,761	180,000 / 240,000	7,227,900 / 9,637,200

Gordon J. Coburn	198,500	$8,067,910	8,000 / 195,000	321,240 / 7,830,225

Ramakrishnan Chandrasekaran	30,000	$1,405,062	153,000 / 60,000	6,968,314 / 2,156,850

(1)	Based on the market price of the purchased shares on the exercise date less the option exercise price paid for those shares.
(2)	Based on a year-end fair market value of the underlying securities equal to $50.27, less the exercise price for such shares.

Equity Compensation Plan Information

The following table provides information as of December 31, 2005 with respect to the shares of our Class A Common Stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options		Weighted Average Exercise Price of Outstanding Options	Number of Securities Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans that have been approved by security holders(1)	15,557,055	(2)	$13.29	5,659,980	(3)
Equity compensation plans not approved by security holders	—			—

Total	15,557,055			5,659,980

(1)	Consists of the Incentive Plan, the Director Plan, the Key Employees’ Stock Option Plan and the 2004 Employee Stock Purchase Plan.
(2)	Excludes purchase rights outstanding under the 2004 Employee Stock Purchase Plan. Under such plan, employees may purchase up to $25,000 worth of stock annually at price per share equal to 90% of the lower of the fair market value per share on the first day of the purchase period or the fair market value per share on the last day of the purchase period.
(3)	Includes 2,498,535 shares of Class A Common Stock available for future issuance under the Incentive Plan, exclusive of the additional 761,580 shares that would be available if the proposal to increase the number of shares reserved for issuance under the Incentive Plan is approved at the Meeting. Shares may be issued under such plan upon the exercise of stock options and stock appreciation rights, or they may be issued through direct stock issuances or pursuant to stock units, performance shares or performance units without cash consideration. Also includes 4,000 shares of Class A Common Stock available for future issuances pursuant to the Director Plan, 761,580 shares of Class A Common Stock available for future issuances pursuant to the Key Employees’ Stock Option Plan and 2,395,865 shares of Class A Common Stock issuable under the 2004 Employee Stock Purchase Plan. However, no additional shares will be available for issuance under the Key Employees’ Stock Option Plan if the amendment to the Incentive Plan is approved at the Meeting.

Severance and Noncompetition Agreements

We have entered into a Severance and Noncompetition Agreement (collectively, the “Severance and Noncompetition Agreements”) with each of the Named Executives. The Severance and Noncompetition Agreements provide that each Named Executive will receive one year’s base salary and a full annual bonus upon termination of employment, other than in the case of a termination for cause. In addition, such agreements provide that all options held by the Named Executives will vest in full immediately upon a change of control. Pursuant to such agreements, each Named Executive has agreed not to engage in any competitive business in any capacity for one year following termination of employment and not to solicit any of our employees to leave our employ within the one-year period following termination of employment. Finally, such agreements include customary proprietary rights assignment and confidentiality provisions.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised of Messrs. Howe, Klein and Weissman. No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries.

None of our executive officers serve as members of the board of directors or compensation committee of any entity which has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.

Performance Graph

The following graph compares the cumulative total stockholder return on our Class A Common Stock with the cumulative total return on the Nasdaq 100 Index, S&P MidCap 400 Index and a Peer Group Index (capitalization weighted) for the period beginning January 1, 2001 and ending on the last day of our last completed fiscal year. The stock performance shown on the graph below is not indicative of future price performance.

COMPARISON OF CUMULATIVE TOTAL RETURN(1)(2)

Among Cognizant, the Nasdaq 100 Index, the S&P MidCap 400 Index, And a Peer Group Index(3)

(Capitalization Weighted)

	1/1/01	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Cognizant Technology Solutions Corporation	$100.00	$112.85	$198.91	$377.06	$699.43	$830.62
S&P MidCap 400 Index	$100.00	$99.40	$84.97	$115.24	$134.23	$151.08
Nasdaq 100 Index	$100.00	$67.35	$42.04	$62.69	$69.23	$70.26
Peer Group Index (Capitalization Weighted)	$100.00	$74.25	$71.23	$109.09	$148.18	$162.50

(1)	Graph assumes $100 invested on January 1, 2001 in our Class A Common Stock, the Nasdaq 100 Index, the S&P MidCap 400 Index and the Peer Group Index (capitalization weighted).
(2)	Cumulative total return assumes reinvestment of dividends.
(3)	We have constructed a Peer Group Index of other information technology consulting firms consisting of Computer Horizons Corp., Computer Task Group, Inc., Covansys Corporation, Diamond Cluster International, Inc., iGate Corp., Infosys Technologies Ltd., Keane, Inc. Sapient Corp., Satyam Computer Services Ltd, Syntel, Inc. and Wipro Ltd. We believe that these companies most closely resemble our business mix and that their performance is representative of our industry.

Compensation Committee Report on Executive Compensation

The Compensation Committee has furnished the following report:

The Company’s executive compensation policy is designed to attract and retain highly qualified individuals for executive positions and to provide incentives for such individuals to achieve maximum Company performance by aligning their interest with that of stockholders through the use of compensation components tied to corporate performance.

The Compensation Committee reviews and determines base salary levels for the Company’s executive officers on an annual basis and determines actual bonuses after the end of the fiscal year based upon Company and individual performance. Additionally, the Compensation Committee administers all of the Company’s equity compensation plans. It is the objective of the Compensation Committee to maintain a compensation level for the Company’s executive officers which is competitive with the marketplace and reflective of the promotions received by the executive officers and their level of individual performance.

The Company’s executive officer compensation program is comprised of three principal components: base salary, discretionary annual cash bonuses, and long-term incentive awards primarily in the form of stock options. The executive officers also participate in other benefit programs, including health insurance and a 401(k) Plan, which are generally available to all of the Company’s employees.

Base Salary. Salaries are established in accordance with industry standards through review of publicly available information concerning the compensation of officers of comparable companies. Consideration is also given to relative responsibility, seniority, individual experience and performance. Salary increases are generally made based on increases in the industry for similar companies with similar performance profiles and/or attainment of certain division or Company goals.

Annual Incentive. Bonuses are paid on an annual basis. The amount of each bonus is based on criteria designed to effectively measure a particular executive’s attainment of goals which relate to the Company’s overall performance. The annual incentive bonus for the 2005 fiscal year was based on the Company’s attainment of certain revenue, operating income and days sales outstanding (DSO) objectives. Accordingly, this component of each executive officer’s compensation was tied primarily to Company performance.

Long-Term Incentives. The Compensation Committee primarily utilizes stock option grants as the principal vehicle for providing long-term incentive compensation opportunities to the executive officers. The number of shares subject to each option grant is set at a level intended to create a meaningful opportunity for stock ownership based on the executive officer’s position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the individual’s potential for increased responsibility and promotion over the option term, and the individual’s personal performance in recent periods. In determining the appropriate level of equity incentive for each executive officer, the Compensation Committee also took into account the officer’s existing holdings of the Company’s common stock, the gains realized in connection with prior option grants and the number of vested and unvested options held by that individual.

The option grants are designed to align the interests of each executive officer with those of the Company’s stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the individual to acquire shares of the Company’s Class A Common Stock at a fixed price per share (the closing market price on the grant date) over a specified period of time (up to 10 years). Each option generally vests and becomes exercisable in installments over the executive officer’s continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if the executive officer remains employed by the Company during the applicable vesting period, and then only if the market price of the underlying shares appreciates over the option term.

Based on the foregoing considerations, including the number of options currently held by the Company’s executive officers, the Compensation Committee decided not to make any additional stock option grants to the executive officers for the 2005 fiscal year.

CEO Compensation. The Committee established the Chief Executive Officer’s total annual compensation based on the size, complexity and historical performance of the Company’s business, its position relative to its peers in the industry, and the specific challenges faced by the Company during the year, such as changes in the market for information technology products and services and other industry factors. No specific weight was assigned to any of the above criteria relative to the Chief Executive Officer’s compensation.

With respect to the Chief Executive Officer’s base salary, it is the Compensation Committee’s intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by corporate performance factors. For the 2005 fiscal year, the Compensation Committee determined to maintain his base salary at the level in effect in 2004.

The Chief Executive Officer was also eligible for a cash bonus for the 2005 fiscal year which was conditioned on the Company’s attainment of specified performance goals tied to the same targets in effect for our other executive officers for the 2005 fiscal year. Based on the Company’s performance for the 2005 fiscal year relative to those specified goals, a bonus of $227,964 was awarded to the Chief Executive Officer.

Tax Considerations

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation’s executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance-based. Non-performance based compensation paid to the Company’s executive officers for the 2005 fiscal year did not exceed the $1 million limit per officer, and the Compensation Committee does not anticipate that the non-performance based compensation to be paid to the executive officers for fiscal 2006 will exceed that limit. However, the Compensation Committee believes it is important to maintain incentive compensation at the requisite level to attract and retain the executive officers essential to the Company’s financial success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation. Accordingly, the Compensation Committee may provide one or more executive officers with the opportunity to earn incentive compensation, whether through cash bonus programs tied to the Company’s financial performance or future equity awards other than in the form of stock options, which may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Internal Revenue Code. In establishing such cash and equity incentive compensation programs for the Company’s executive officers, the Compensation Committee believes that the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor. The Compensation Committee considers it important to maintain cash and equity incentive compensation at the requisite level to attract and maintain the executive officers essential to the Company’s financial success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation.

By the Compensation Committee of the Board of

Directors of Cognizant Technology Solutions Corporation

Robert W. Howe

John E. Klein

Robert E. Weissman

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Class A Common Stock

As of March 31, 2006, there were approximately 251 holders of record and 34,504 beneficial holders of our Class A Common Stock. The following table sets forth certain information, as of March 31, 2006, with respect to holdings of each class of our Class A Common Stock by (i) each person known by us to beneficially own more than 5% of the total number of shares of each class of Class A Common Stock outstanding as of such date, (ii) each of our Directors (which includes all nominees), (iii) each of our Named Executives, and (iv) all Directors and executive officers as a group. This information is based upon information furnished to us by each such person and/or based upon public filings with the Securities and Exchange Commission. Unless otherwise indicated, the address for the individuals below is our address.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
(i) Certain Beneficial Owners:
FMR Corp.(3)	7,661,862	5.5%

(ii) Directors (which includes all nominees) and Named Executives:
Lakshmi Narayanan(4)	1,318,809	*
Francisco D’Souza(5)	405,222	*
Gordon J. Coburn(6)	33,494	*
Ramakrishnan Chandrasekaran(7)	193,000	*
Robert W. Howe(8)	57,300	*
John E. Klein(9)	295,600	*
Venetia Kontogouris(10)	248,000	*
Robert E. Weissman(11)	288,444	*
Thomas M. Wendel(12)	60,000	*

(iii) All Directors and executive officers as a group (9 persons)(13)	2,899,869	2.0%

*	Less than one percent.
(1)	Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares of Class A Common Stock shown as beneficially owned by such stockholder.
(2)	Applicable percentage of ownership is based on an aggregate of 140,376,757 shares of Class A Common Stock outstanding on March 31, 2006. Such percentage also takes into account the Class A Common Stock to which such individual or entity has the right to acquire beneficial ownership within sixty (60) days after March 31, 2006, including, but not limited to, through the exercise of options which are currently exercisable or which will become exercisable within such sixty (60)-day period; however, such Class A Common Stock will not be deemed outstanding for the purpose of computing the percentage owned by any other individual or entity. Such calculation is required by Rule 13d-3(d)(1)(i) under the Securities Exchange Act of 1934, as amended.
(3)

As disclosed on a Schedule 13G/ A filed with the Securities and Exchange Commission on February 14, 2006, assuming no changes in beneficial ownership since such filing. According to such Schedule 13G/ A, FMR Corp., may be deemed to beneficially own 7,661,862 shares of Class A Common Stock as a result of acting as investment advisor to various investment companies. FMR Corp. reports that it has sole power to vote or direct the vote of 339,628 shares and sole power to dispose or direct the disposition of 7,661,862 shares. As disclosed on such Schedule 13G, Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary or FMR Corp., is the beneficial owner of 7,386,634 shares of our Class A Common Stock as a result of acting as investment advisor to various investment companies. Edward C. Johnson 3d and FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 7,386,634 shares owned by the Funds. Members of the family of Edward C. Johnson 3d, Chairman of

FMR Corp., are the predominant owners, directly or through trusts, of Series B shares of common stock of FMR Corp., representing 49% of the voting power of FMR Corp. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees. Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 80,200 shares or 0.058% of our Class A Common Stock outstanding as a result of its serving as investment manager of the institutional account(s). Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power over 80,200 shares and sole power to vote or to direct the voting of 80,200 shares of our Class A Common Stock owned by the institutional account(s) as reported above. Strategic Advisers, Inc., a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, provides investment advisory services to individuals. As such, FMR Corp.’s beneficial ownership includes 1,328 shares, or 0.001%, of our Class A Common Stock outstanding, beneficially owned through Strategic Advisers, Inc. Fidelity International Limited (“FIL”), and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors. FIL is the beneficial owner of 193,700 shares or 0.140% of our Class A Common Stock outstanding. A partnership controlled predominantly by members of the family of Edward C. Johnson 3d, Chairman of FMR Corp. and FIL, or trusts for their benefit, owns shares of FIL voting stock with the right to cast approximately 38% of the total votes which may be cast by all holders of FIL voting stock. FMR Corp. and FIL are separate and independent corporate entities, and their Boards of Directors are generally composed of different individuals. FMR Corp. and FIL are of the view that they are not acting as a “group” for purposes of Section 13(d) under the Securities Exchange Act of 1934 (the “1934” Act) and that they are not otherwise required to attribute to each other the “beneficial ownership” of securities “beneficially owned” by the other corporation within the meaning of Rule 13d-3 promulgated under the 1934 Act. Therefore, they are of the view that the shares held by the other corporation need not be aggregated for purposes of Section 13(d).

(4)	Represents 1,318,809 shares of Class A Common Stock underlying options which were exercisable as of March 31, 2006 or 60 days after such date. Excludes 127,500 shares of Class A Common Stock underlying options which become exercisable over time after such period.
(5)	Includes 105,222 shares of Class A Common Stock owned of record and 300,000 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2006 or 60 days after such date. Excludes 120,000 shares of Class A Common Stock underlying options which become exercisable over time after such period.
(6)	Includes 7,994 shares of Class A Common Stock owned of record and 25,500 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2006 or 60 days after such date. Excludes 97,500 shares of Class A Common Stock underlying options, which become exercisable over time after such period.
(7)	Represents 193,000 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2006 or 60 days after such date. Excludes 20,000 shares of Class A Common Stock underlying options which become exercisable over time after such period.
(8)	Includes 12,300 shares of Class A Common Stock owned of record and 45,000 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2006 or 60 days after such date. Excludes 5,000 shares of Class A Common Stock underlying options which become exercisable over time after such period.

(9)	Includes 190,600 shares of Class A Common Stock owned of record and 105,000 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2006 or 60 days after such date. Excludes 5,000 shares of Class A Common Stock underlying options which become exercisable over time after such period.
(10)	Includes 6,000 shares of Class A Common Stock owned of record and 242,000 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2006 or 60 days after such date. Excludes 5,000 shares of Class A Common Stock underlying options which become exercisable over time after such period.
(11)	Includes 253,444 shares of Class A Common Stock owned of record and 35,000 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2006 or 60 days after such date. Excludes 5,000 shares of Class A Common Stock underlying options which become exercisable over time after such period.
(12)	Represents 60,000 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2006 or 60 days after such date. Excludes 5,000 shares of Class A Common Stock underlying options which become exercisable over time after such period.
(13)	Includes an aggregate of 2,324,309 shares of Class A Common Stock underlying options granted to Directors and executive officers listed in the table which are exercisable as of March 31, 2006 or within 60 days after such date. Excludes 390,000 shares of Class A Common Stock underlying options granted to executive officers and Directors, which become exercisable over time after such period.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2005 there were no transactions or series of transactions between the Company and its directors, executive officers or 5% stockholders other than such matters disclosed herein under the captions “Executive Compensation” and “Election of Directors—Compensation of Directors.”

PROPOSAL 2: AMEND AND RESTATE THE

1999 INCENTIVE COMPENSATION PLAN, AS AMENDED

The Incentive Plan was adopted by our Board of Directors on April 13, 1999 and approved by our stockholders on May 25, 1999. As of March 31, 2006, an aggregate maximum number of shares of Class A Common Stock reserved for issuance upon the exercise of stock options or other awards granted under the Incentive Plan was 37,500,000, of which 2,227,568 shares remained available for future grant.

If stockholder approval of this proposal to amend the Incentive Plan is obtained, the following changes will be made to the Incentive Plan:

1. The maximum number of shares of Class A Common Stock of Cognizant reserved for issuance under the Incentive Plan will increase from 37,500,000 to 38,261,580 shares, and we will accordingly reserve an additional 761,580 shares of Class A Common Stock for issuance upon the exercise of stock options or stock appreciation rights or pursuant to other stock or stock-based awards made under the Incentive Plan.

2. There will be a continuation of the various performance criteria which may be utilized in establishing specific targets to be attained as a condition to the vesting of one or more cash or stock-based awards under the Incentive Plan so as to qualify the compensation attributable to those awards as performance-based compensation under Section 162(m) of the Internal Revenue Code.

If the Incentive Plan is amended to increase the number of shares reserved for issuance, our Board of Directors has resolved to reduce the number of shares issuable under our Key Employees Stock Option Plan by 761,580 shares (the total number of shares that remain available for future grant under such plan). In such event, the maximum number of shares issuable under the Key Employees Stock Option Plan after the Annual Meeting will be limited to 201,656 shares of Class A Common Stock (which is the total number of shares subject to outstanding options) and there will be no future grants under such plan. Accordingly, in the event that this Proposal is approved, the total number of shares available for issuance under the Company’s equity compensation plans will remain unchanged.

A copy of the Incentive Plan as amended and restated in accordance with this Proposal is attached hereto as Appendix B. The discussion of the Incentive Plan which follows is intended to provide only a summary of the principal features of the plan and is in all respects qualified by, and subject to, the actual terms and provisions of the attached Incentive Plan. All share numbers in this Proposal and the attached copy of the Incentive Plan reflect the two-for-one split of the Class A Common Stock effected on June 17, 2004 and all prior stock splits.

General

The purpose of the Incentive Plan is to:

•	aid us in motivating certain employees, non-employee Directors and independent contractors to put forth maximum efforts toward our growth, profitability and success; and

•	provide incentives which will attract and retain highly qualified individuals as employees and non-employee Directors and to assist in aligning the interests of such employees and non-employee Directors with those of our stockholders.

Pursuant to the Incentive Plan, all of our employees, all of our non-employee Directors and all of our independent contractors are eligible to receive awards that may be stock-based or payable in cash. However, the maximum number of shares of Class A Common Stock which may be issued to any one participant over the term of the Incentive Plan is limited to 900,000 shares, subject to adjustment, for among other things, a merger, consolidation, reorganization, stock split, or other change in capital structure. Additionally, the maximum dollar amount which any participant may be paid in cash pursuant to awards under the Incentive Plan is limited to

$10,000,000 over the term of the Plan. Stockholder approval of this Proposal will also constitute re-approval of those limitations for purposes of Internal Revenue Code Section 162(m). Such limitations will assure that any deductions to which we would otherwise be entitled upon the exercise of stock options or stock appreciation rights granted under the Incentive Plan will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per executive officer imposed under Section 162(m). In addition, one or more other awards under the Incentive Plan may also qualify as performance-based compensation that is not subject to the Section 162(m) limitation, if the vesting of those awards is tied solely to the attainment of one or more of the corporate performance milestones which are discussed below in the section entitled “Performance Vesting” and which will be re-approved by the stockholders as part of this Proposal.

The Incentive Plan terminates on April 13, 2009, unless sooner terminated by the Board of Directors. The Board may amend the Incentive Plan, except that no such action can adversely affect awards previously granted. Without stockholder approval, the Board may not:

•	increase the total amount of the Class A Common Stock allocated to the Incentive Plan (except for permitted capital adjustments);

•	increase the maximum amount of the Class A Common Stock that may be issued to any individual under the Incentive Plan pursuant to all awards measured in Class A Common Stock;

•	reprice any outstanding stock options or stock appreciation rights;

•	increase the maximum dollar amount that may be paid to any one individual under the Incentive Plan pursuant to all awards measured in cash;

•	modify the requirements as to eligibility for awards; or

•	materially amend the Incentive Plan

Additionally, stockholder approval is necessary if an amendment is required by the stock exchange or national market system on which the Class A Common Stock is listed. If stockholder approval of this proposal to amend the Incentive Plan is obtained, further stockholder approval will be necessary if any future amendment is considered material in the reasonable judgment of the Compensation Committee.

The Incentive Plan is administered by the Compensation Committee. Subject to the provisions of the Incentive Plan, the Compensation Committee has the authority, among other things, to do the following:

•	determine eligibility for participation;

•	determine the type, size and terms of each award;

•	issue administrative guidelines and make rules as an aid to administer the Incentive Plan;

•	grant waivers of terms, conditions, restrictions and limitations; and

•	accelerate the vesting of any award.

Eligibility

As of March 31, 2006, approximately 26,700 employees (including 4 executive officers), 5 non-employee Directors, together with an indeterminate number of independent contractors, were eligible to receive awards under the Incentive Plan.

Types of Awards

Several types of awards are provided for by the Incentive Plan. The awards may be measured in shares of Class A Common Stock or in cash. An award may be designated as a stock option, stock appreciation right, stock award, stock unit, performance share, performance unit or cash.

Stock Options. The Incentive Plan provides for the granting of options intended to qualify as incentive stock options, or ISOs, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The Incentive Plan also provides for the granting of non-qualified stock options, or NQSOs. ISOs or NQSOs may be granted to employees, while only NQSOs may be granted to non-employee Directors and independent contractors. Except in the event of option assumptions effected under the Incentive Plan in connection with our acquisitions of other companies or businesses, all ISOs and NSOs granted under the Incentive Plan must have an exercise price not less than 100% of fair market value of the underlying shares on the grant date. Unless the Compensation Committee specifies otherwise, options granted under the Incentive Plan will vest and become exercisable in four successive equal annual installments upon the optionee’s completion of each year of service over the four-year period measured from the grant date. Under the Incentive Plan, ISOs and NQSOs expire 10 years after the grant, subject to earlier termination following cessation of employment.

Stock Appreciation Rights. Stock appreciation rights (“SARs”) entitle their recipients to receive payments in cash, Class A Common Stock or a combination as determined by the Compensation Committee. Any such payments will represent the appreciation in the market value of a specified number of shares from the date of grant until the date of exercise. Such appreciation will be measured by the excess of the fair market value on the exercise date over the fair market value of the Class A Common Stock, or other valuation (which shall be no less than the fair market value of the Class A Common Stock) on the grant date of the SAR or the grant date of any award which the SAR replaces.

Stock Awards. A stock award consists of shares of Class A Common Stock, subject to such terms and conditions as determined by the Compensation Committee. A grantee of a stock award has all of the rights of a holder of shares of Class A Common Stock unless otherwise determined by the Compensation Committee on the date of grant.

Stock Units. A stock unit is a hypothetical share of Class A Common Stock represented by a notional account established and maintained or caused to be established and maintained by us for a grantee of a stock unit. Stock units are subject to such terms and conditions as determined by the Compensation Committee. A stock unit shall provide for payment in shares of Class A Common Stock at such time as the award agreement shall specify. The Compensation Committee has the sole discretion to pay the stock unit in Class A Common Stock, cash or a combination.

Performance Shares. A performance share consists of a share or shares of Class A Common Stock, subject to such terms and conditions as determined by the Compensation Committee. Such terms and conditions may include, among other things, a determination of performance goals which will determine the number and/or value of the performance shares that will be paid out or distributed. The Compensation Committee has the sole discretion to pay the performance share in Class A Common Stock, cash or a combination.

Performance Unit. A performance unit is a hypothetical share or shares of Class A Common Stock represented by a notional account established and maintained or caused to be established and maintained by us for a grantee of a performance unit. Performance units are subject to such terms and conditions as determined by the Compensation Committee. Such terms and conditions may include, among other things, a determination of performance goal or goals which will determine the number and/or value of the performance units that will be accrued. The Compensation Committee has the sole discretion to pay the performance units in Class A Common Stock, cash or a combination.

Cash Awards. The Compensation Committee may grant cash awards subject to such terms and conditions as it determines appropriate.

Performance Vesting. To assure that the compensation attributable to one or more awards made under the Incentive Plan will qualify as performance-based compensation that will not be subject to the $1.0 million limitation on the income tax deductibility of the compensation paid per covered executive officer imposed under

Internal Revenue Code Section 162(m), the Compensation Committee will also have the discretionary authority to structure one or more awards of stock, stock units, performance shares, performance units or cash so that the shares of Class A Common Stock subject to those particular awards or the cash value of those awards will vest only upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria: net sales; pretax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Class A Common Stock or any of our other publicly-traded securities; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings before interest, taxes, depreciation, amortization and stock-based compensation expense; economic value-added models; comparisons with various stock market indices; increase in number of customers; and/or reductions in costs. The performance goals may be subject to adjustment for one or more of the following items: extraordinary, unusual or non-recurring items of gain, loss or expense; items of gain, loss or expense related to (a) the disposal of a business or discontinued operations or (b) the operations of any business acquired by the Company; accruals for reorganization and restructuring cost and expenses; and items of gain, loss or expense attributable to changes in tax laws and regulations, accounting principles or other applicable laws or regulations.

Vesting Period for Certain Awards. Awards other than stock option grants and stock appreciation rights will be subject to the following minimum vesting periods: if such award is subject to performance criteria, vesting will occur over a performance period of at least 12 months in one or more installments over that period; and if such award is not subject to performance criteria, vesting will occur over a service period of at least three years, with such vesting to occur in equal installments over such three-year period.

Termination of Employment. In the event a grantee’s employment is terminated due to death or disability, all non-vested portions of awards are forfeited. All vested portions of stock options or SARs remain exercisable during the shorter of the remaining stated term of the stock option or SAR or twelve months following the date of death or disability. If a grantee’s employment is terminated for cause, as defined in the Incentive Plan, all awards, whether vested or non-vested, are forfeited. If a grantee’s employment is terminated any other reason other than for cause or due to death or disability, all non-vested portions of awards are forfeited and all vested portions of stock options or SARs remain exercisable during the shorter of the remaining stated term of the award or 90 days following the date of termination. Notwithstanding the above, the Compensation Committee may, in its discretion, provide that:

•	the vesting of any or all non-vested portions of stock options or SARs held by a grantee on the date of his or her death or termination shall be accelerated and remain exercisable for the term of the stock option or SAR;

•	any or all vested portions of non-qualified stock options or SARs held by a grantee on the date of his or her death or termination shall remain exercisable until a date that occurs on or prior to the date the stock option or SAR is scheduled to expire; and/or

•	any or all non-vested portions of stock awards, stock units, performance shares, performance units and/or cash awards held by a grantee on the date of his or her death or termination shall become vested on a date that occurs on or prior to the date the award is scheduled to vest.

However, no vesting requirements tied to the attainment of performance measures may be waived with respect to awards that are intended at the time of grant to qualify as performance-based compensation under Section 162(m) of the Code, except in the event of a change of control or certain involuntary terminations of service or employment prior to the completion of the performance period.

Transferability. Generally, all awards under the Incentive Plan are nontransferable except by will or in accordance with the laws of descent and distribution. Stock options and SARs are exercisable only by the grantee during his or her lifetime. The Compensation Committee, in its discretion, may permit the transferability of a stock option (other than an ISO) by a grantee to members of his or her immediate family or trusts or other similar entities for the benefit of such person.

Change in Control

Upon the occurrence of a change in control of Cognizant, as defined in the Incentive Plan, with certain exceptions, the Compensation Committee has the discretion to, among other things, accelerate the vesting of outstanding awards, cancel one or more outstanding awards in return for a cash payment equal to the value of the cancelled award or provide that an award be assumed by the entity which acquires control of us or be substituted by a similar award under such entity’s compensation plan.

Federal Tax Aspects of the Incentive Plan

The following is a summary of the Federal income taxation treatment applicable to us and the participants who receive awards under the Incentive Plan.

Option Grants. Options granted under the discretionary grant program may be either incentive stock options which satisfy the requirements of Section 422 of the Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain recognized upon the disposition will be a capital gain.

If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the optionee as a result of the disposition. We will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and we will be required to collect the withholding taxes applicable to such income from the optionee.

If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by us in the event of the optionee’s termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights. No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and we will be required to collect the withholding taxes applicable to such income from the holder.

We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Direct Stock Issuances. The tax principles applicable to direct stock issuances under the Incentive Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Stock/Phantom Units. No taxable income is recognized upon receipt of a stock/phantom unit. The holder will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and we will be required to collect the withholding taxes applicable to such income from the holder. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Deductibility of Executive Compensation. We anticipate that any compensation deemed paid by us in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options or stock appreciation rights will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers.

Accordingly, the compensation deemed paid with respect to options and stock appreciation rights granted under the Incentive Plan will remain deductible by us without limitation under Section 162(m). However, any compensation deemed paid by us in connection with other awards will be subject to the $1 million limitation, unless the vesting of those awards tied solely to one or more of the performance milestones described above under the section entitled “Performance Vesting”.

Tax Withholding

The Compensation Committee may provide any or all holders of stock options, stock appreciation rights or other stock or stock-based awards under the Incentive Plan with the right to utilize either or both of the following methods to satisfy all or part of the federal and state income and employment withholding taxes to which they may become subject in connection with the exercise of their options or stock appreciation rights, the issuance to them of vested shares, or the subsequent vesting of any unvested shares issued to them:

•	Stock Withholding: The election to have us withhold, from the shares otherwise issuable upon the exercise of such options or stock appreciation right or upon the issuance of vested shares or the vesting of unvested shares, a portion of those shares with an aggregate fair market value equal to the withholding taxes (at the minimum statutory withholding rate) and make a cash payment on the individual’s behalf directly to the appropriate taxing authorities in an amount equal the fair market value of the withheld shares.

•	Stock Delivery: The election to deliver to us shares of Class A Common Stock previously acquired by such holder with an aggregate fair market value equal to the applicable withholding taxes.

Accounting Treatment

Pursuant to the accounting standards established by Statement of Financial Accounting Standards No. 123(R), we will be required to expense all stock-based compensation, commencing with the 2006 fiscal year which began on January 1, 2006. Accordingly, stock options and stock appreciation rights payable in stock which are granted to our employees and non-employee Directors members will have to be valued at fair value as of the grant date under an appropriate valuation formula, and that value will then have to be charged as a direct compensation expense against our reported earnings over the designated vesting period of the award. Similar option expensing will be required for any unvested options outstanding on the January 1, 2006 effective date, with the grant date fair value of those unvested options to be expensed against our reported earnings over the remaining vesting period. For shares issuable upon the vesting of stock/phantom units awarded under the Incentive Plan, we will be required to amortize over the vesting period a compensation cost equal to the fair market value of the underlying shares on the date of the award. If any shares are unvested at the time of their direct issuance under the Incentive Plan, then the fair market value of those shares at that time will be charged to our reported earnings ratably over the vesting period. Such accounting treatment for stock/phantom units and direct stock issuances will be applicable whether vesting is tied to service periods or performance goals. The issuance of a fully-vested stock bonus will result in an immediate charge to our earnings equal to the fair market value of the bonus shares on the issuance date.

Stock options and stock appreciation rights granted to non-employee consultants will result in a direct charge to our reported earnings based on the fair value of the grant measured on the vesting date of each installment of the underlying shares. Accordingly, such charge will take into account the appreciation in the fair value of the grant over the period between the grant date and the vesting date of each installment comprising that grant.

Previously Granted Options Under the Incentive Plan

As of March 31, 2006, options to purchase 35,272,432 shares of Class A Common Stock have been granted (net of forfeitures which are added back to the shares available for issuance under the Incentive Plan) under the Incentive Plan. The weighted average exercise price of such options is $9.24 per share. No other types of awards have been made to date under the Incentive Plan.

The following table sets forth certain information as of March 31, 2006 with respect to options granted (net of forfeitures) under the Incentive Plan since inception to (i) the Named Executives; (ii) all current executive officers as a group; (iii) each nominee for election as a Director; (iv) all current Directors who are not executive officers as a group; (v) each associate of any of such Directors, executive officers or nominees; (vi) each person who has received or is to receive 5% of such options or rights; and (vii) all employees, including all current officers who are not executive officers, as a group:

Name	Options Granted through March 31, 2006	Weighted Average Exercise Price
Lakshmi Narayanan	1,485,000	$5.68
Francisco D’Souza	1,276,500	$5.83
Gordon J. Coburn	1,197,000	$5.48
Ramakrishnan Chandrasekaran	346,000	$7.94
Robert W. Howe	120,000	$10.48
John Klein	110,000	$7.46
Venetia Kontogouris	252,000	$11.18
Robert E. Weissman	150,000	$9.93
Thomas Wendel	150,000	$9.93
All current executive officers as a group (4 persons)	4,304,500	$5.85
All current Directors who are not executive officers as a group (5 persons)	782,000	$10.07
All employees, including all current officers who are not executive officers as a group (2,145 persons)	29,723,932	$9.99

New Plan Awards

No awards will be made under the Incentive Plan on the basis of the share increase which forms part of this Proposal unless the stockholders approve the Proposal at the Annual Meeting.

Valuation

For all valuation purposes under the Incentive Plan, the fair market value per share of Class A Common Stock on any relevant date will be equal to the closing selling price per share on the NASDAQ National Market on that date. As of March 31, 2006, the market value of the Class A Common Stock underlying the Incentive Plan was $59.49 per share.

Required Vote

The affirmative vote of the majority of shares of Class A Common Stock represented in person or by proxy and entitled to vote on this Proposal is required for approval of the Proposal.

If the stockholders do not approve the proposed amendment to Incentive Plan, then the proposed share increase to the plan will not be implemented, and no awards will be made on the basis of that proposed increase. However, the Incentive Plan will remain in effect in accordance with the terms and provisions in existence immediately prior to the proposed amendment, and option grants and other awards will continue to be made under those existing terms and provisions of the Incentive Plan until the available share reserve has been issued.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR this Proposal. Unless otherwise instructed, the proxy holders named in each proxy will vote the shares represented thereby FOR the approval of the amendment and restatement of the Incentive Plan as provided in Proposal 2.

PROPOSAL 3: AMENDMENT TO THE

RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED

Description of Proposal

The Company’s Restated Certificate of Incorporation, as amended (the “Certificate”) currently authorizes the Company to issue up to 340,000,000 shares of stock, all classes, consisting of (i) 325,000,000 shares of Class A Common Stock, and (ii) 15,000,000 shares of Preferred Stock. On April 12, 2006, the Board of Directors approved, subject to stockholder approval, an amendment to the Company’s Certificate to increase the maximum number of shares of the Company’s stock authorized to 515,000,000 shares of stock consisting of: (x) 500,000,000 shares of Class A Common Stock, and (y) 15,000,000 shares of Preferred Stock.

The Board of Directors has determined that an increase in the number of shares authorized for issuance, thereby increasing the number of shares of Class A Common Stock authorized for issuance, is in the Company’s best interests. The proposed increase in the number of shares of Class A Common Stock authorized for issuance will ensure that shares will be available, if needed, for issuance in connection with stock splits, acquisitions and other corporate purposes. The Board of Directors believes that the availability of the additional shares for such purposes, without delay or the necessity for a special stockholders’ meeting, would be beneficial to the Company. The Company does not have any immediate plans, arrangements, commitments or understandings with respect to the issuance of any of the additional shares of Class A Common Stock that would be authorized by the proposed amendment. No further action or authorization by the Company’s stockholders would be necessary prior to the issuance of the additional shares of Class A Common Stock, unless required by applicable law or regulatory agencies or by the rules of any stock market on which the Company’s securities may then be listed. A copy of the proposed amendment to the Certificate is attached hereto as Appendix C.

The holders of any of the additional shares of Class A Common Stock issued in the future would have the same rights and privileges as the holders of the Class A Common Stock currently authorized and outstanding. Those rights do not include preemptive rights with respect to the future issuance of any additional shares.

Outstanding Capital Stock and Shares of Capital Stock Available for Issuance

As of March 31, 2006, 140,376,757 shares of Class A Common Stock were issued and outstanding, an aggregate of 14,902,487 shares of Class A Common Stock were reserved for issuance upon the exercise of outstanding options granted under our existing stock plans, an aggregate of 2,993,148 shares of Class A Common Stock were reserved for issuance upon the exercise of future option grants under such plans, and an aggregate of 2,290,835 shares of Class A Common Stock were reserved for issuance under the 2004 Employee Stock Purchase Plan. No shares were reserved for issuance upon exercise of options granted outside of our existing stock plans and no shares of Preferred Stock were issued and outstanding. As a result, as of March 31, 2006, we have 164,436,773 shares of Class A Common Stock available for issuance. If the proposed amendment is approved, 175,000,000 additional shares of Class A Common Stock would be authorized but unissued, resulting in a total of 339,436,773 shares of Class A Common Stock available for future issuance.

Potential Anti-Takeover Effect and Other Provisions

The proposal to increase the number of shares of Class A Common Stock that we are authorized to issue could have a potential anti-takeover effect, even though our Board of Directors is not presenting the proposal for that reason and does not presently anticipate using the increased authorized shares for such purpose. The effect of the proposed increase in the authorized number of shares of Class A Common Stock might render more difficult or discourage a merger, tender offer, proxy contest or change in control and the removal of management, which a majority of independent stockholders might otherwise deem favorable. The authority of our Board of Directors to issue Class A Common Stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of Cognizant because the issuance of additional shares of Class A Common Stock would dilute the voting power of the Class A Common Stock and preferred stock then outstanding. The additional shares of Class A Common Stock could also be issued to purchasers who would support our Board of Directors in opposing a takeover bid that our Board of Directors determines not to be in the best interests of Cognizant or our stockholders. We are not currently aware of any pending or proposed transaction involving a change of control. While authorization of additional shares may be deemed to have potential anti-takeover effects, this proposal is not prompted by any specific effort or perceived threat of takeover. Our Board of Directors does not currently have any plans to implement additional measures that may have an anti-takeover effect.

Various provisions of our Restated Certificate of Incorporation, our Amended and Restated Bylaws and of Delaware corporate law may discourage, delay or prevent a change in control or takeover attempt of Cognizant by a third party that is opposed by our Board of Directors, including the following: (a) authorization of “blank check” preferred stock that could be issued by our Board of Directors to make it more difficult for a third party to acquire, or to discourage a third party from acquiring, a majority of our outstanding voting stock; (b) classification of our Board of Directors into three classes serving staggered three-year terms; (c) non-cumulative voting for Directors; (d) control by our Board of Directors of the size of our Board of Directors; (e) the inability of our stockholders to call special meetings of stockholders; and (f) advance notice requirements for nominations of candidates for election to our Board of Directors or for proposing matters that can be acted upon by our stockholders at stockholder meetings.

In addition, we have adopted a stockholder rights plan, which permits holders of rights to acquire our Class A Common Stock for effectively one-half of the market price if a person or entity acquires 15% or more of our Class A Common Stock, subject to certain conditions.

We also are subject to Section 203 of the Delaware General Corporation Law. In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a business combination with an interested stockholder for a period of three years following the date the person became an interested stockholder, unless the business combination or the transaction in which the person became an interested stockholder is approved in a prescribed manner. Generally, a business combination includes mergers, consolidations, sales or other dispositions of assets having an aggregate value in excess of 10% of the consolidated assets of the corporation and certain transactions that would increase the interested stockholder’s proportionate share ownership in the corporation. Generally, an interested stockholder is a person who owns 15% or more of a corporation’s voting stock or is an affiliate or associate of the corporation and owned 15% or more of the corporation’s voting stock within three years prior to the determination of interested stockholder status. The existence of this provision could prevent a takeover of Cognizant with respect to transactions not approved in advance by our Board of Directors, including takeover attempts that might result in a premium over the market price of our Class A Common Stock.

Proposed Amendment

The Stockholders are being asked to consider and vote upon a proposed amendment to the Company’s Certificate to increase the maximum number of shares of the Company’s stock authorized from 325,000,000 shares of stock, all classes, to 515,000,000 shares of stock consisting of: (i) 500,000,000 shares of Class A Common Stock, and (ii) 15,000,000 shares of Preferred Stock. Although the Company has no present intent to issue any additional shares of Class A Common Stock, the Board of Directors believes that the additional shares would provide the Company with added flexibility in connection with its future financing and stock issuance requirements, including with respect to possible future stock splits, if any.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR this Proposal. Unless otherwise instructed, the proxy holders named in each proxy will vote the shares represented thereby FOR the approval of the amendment to the Company’s Restated Certificate of Incorporation, as amended, as provided in Proposal 3.

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors has, subject to stockholder approval, retained PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2006. PricewaterhouseCoopers LLP also served as our independent registered public accounting firm for 2005. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as auditors.

The Board of Directors unanimously recommends a vote FOR this Proposal. Unless otherwise instructed, the proxy holders named in each proxy will vote the shares represented thereby FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2006.

One or more representatives of PricewaterhouseCoopers LLP is expected to attend the Meeting and to have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2007 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 500 Glenpointe Centre West, Teaneck, New Jersey 07666, in writing not later than January 1, 2007.

Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advance notice of such proposal to our Secretary at the aforementioned address not later than March 15, 2007.

If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares that they represent as our Board may recommend.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: 500 Glenpointe Centre West, Teaneck, New Jersey 07666, (201) 801-0233. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

GENERAL

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by us.

In addition to the use of mail, proxies may be solicited by personal interview, telephone and telegram by our Directors, officers and other employees who will not be specially compensated for these services. We have engaged Morrow & Co., Inc. to assist us with the solicitation of proxies. We expect to pay Morrow & Co., Inc. a fee of $4,500 plus reimbursement for out-of-pocket expenses for its services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this Proxy Statement relating to the occupations and security holdings of our Directors and officers is based upon information received from the individual Directors and officers.

If you have any questions regarding any of the matters contained in this proxy statement you may contact Morrow & Co., Inc., 470 West Avenue, Stamford, CT 06902. Morrow & Co., Inc. may also be reached by telephone at 1-800-607-0088.

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON APRIL 20, 2006, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO OUR SECRETARY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors

Gordon J. Coburn,

Secretary

Teaneck, New Jersey

May 2, 2006

APPENDIX A

Audit Committee Charter

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

Audit Committee Charter

A. Purpose

The purpose of the Audit Committee is to assist the Board of Directors’ oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements.

B. Structure and Membership

1. Number. The Audit Committee shall consist of at least three members of the Board of Directors.

2. Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Audit Committee shall be independent as defined by NASDAQ rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

3. Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

4. Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5. Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

6. Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee Charter. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C. Authority and Responsibilities

General

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the

Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

Oversight of Independent Auditors

1. Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

2. Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

3. Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

4. Preapproval of Services. The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

5. Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

•	critical accounting policies and practices;

•	alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other material written communications between the independent auditor and Company management.

In connection with its oversight role, the Audit Committee should also review with the independent auditors, from time to time as appropriate:

(i)	significant risks and uncertainties with respect to the quality, accuracy or fairness of presentation of the Company’s financial statements;

(ii)	any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise);

(iii)	any “management” or “internal control” letter issued, or proposed to be issued, by the audit firm to the Company;

(iv)	accounting for unusual transactions;

(v)	adjustments arising from audits that could have a significant impact on the Company’s financial reporting process; and

(vi)	any recent SEC comments on the Company’s SEC reports, including in particular any unresolved or future-compliance comments.

Audited Financial Statements

6. Review and Discussion. The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

7. Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

8. Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Disclosures

9. Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

Controls and Procedures

10. Oversight. The Audit Committee shall coordinate the Board of Directors’ oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act. The Audit Committee shall periodically review the complaint procedures to confirm that they are effectively operating.

11. Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

12. Related-Party Transactions. The Audit Committee shall review all “related party transactions” (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K) on an ongoing basis, and all such transactions must be approved by the Audit Committee.

13. Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D. Procedures and Administration

1. Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with: (i) the independent auditor; (ii) Company management and (iii) the Company’s internal auditors. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

2. Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

3. Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

4. Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5. Independent Advisors. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

6. Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

7. Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

APPENDIX B

Amended and Restated Incentive Plan

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

AMENDED AND RESTATED 1999 INCENTIVE COMPENSATION PLAN

(AS AMENDED AND RESTATED THROUGH APRIL 12, 2006)

1.0    DEFINITIONS

The following terms shall have the following meanings unless the context indicates otherwise:

1.1    “Award” shall mean either a Stock Option, an SAR, a Stock Award, a Stock Unit, a Performance Share, a Performance Unit, or a Cash Award.

1.2    “Award Agreement” shall mean a written agreement between the Company and the Participant that establishes the terms, conditions, restrictions and/or limitations applicable to an Award in addition to those established by the Plan and by the Committee’s exercise of its administrative powers.

1.3    “Board” shall mean the Board of Directors of the Company.

1.4    “Cash Award” shall mean the grant by the Committee to a Participant of an award of cash as described in Section 11 below.

1.5    “Cause” shall mean (i) willful malfeasance or willful misconduct by the Employee in connection with his employment, (ii) continuing failure to perform such duties as are requested by the Company and/or its subsidiaries, (iii) failure by the Employee to observe material policies of the Company and/or its subsidiaries applicable to the Employee or (iv) the commission by the Employee of (x) any felony or (y) any misdemeanor involving moral turpitude.

1.6    “Change in Control of the Company” shall mean the occurrence of any of the following events:

(a)    any Person, as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, or any successor section thereto, (other than (i) the Company, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iii) any Subsidiaries of the Company, (iv) any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company or (v) IMS Health Incorporated or its Subsidiaries), becomes the beneficial owner, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then-outstanding securities; provided however, that the acquisition of securities in a bona fide public offering or private placement of securities by an investor who is acquiring such securities for passive investment purposes only shall not constitute a “Change in Control”.

(b)    during any period of twenty-four months, individuals who at the beginning of such period constitute the Board, and any new director (other than (i) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 1.6 (a), (c) or (d) of the Plan, (ii) a director nominated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control or (iii) a director nominated by any Person who is the beneficial owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company’s securities) whose election by the Board or nomination for election by the Company’s shareholders is or was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously, so approved, cease for any reason to constitute at least a majority thereof;

(c)    the effective date or date of consummation of any transaction or series of transactions (other than a transaction to which only the Company and one or more of its subsidiaries are parties) under which the Company is merged or consolidated with any other company, other than a merger or consolidation (i) which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and (ii) after which no Person holds 35% or more of the combined voting power of the then-outstanding securities of the Company or such surviving entity; or

(d)    the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets;

1.7    “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.8    “Committee” shall mean (i) the Board or (ii) a committee or subcommittee of the Board appointed by the Board from among its members. The Committee may be the Board’s Compensation Committee. Unless the Board determines otherwise, the Committee shall be comprised solely of not less than two members who each shall qualify as:

(a)    a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) (or any successor rule) under the Exchange Act, and

(b)    an “outside director” within the meaning of Code Section 162(m) and the Treasury Regulations thereunder.

1.9    “Common Stock” shall mean the Class A common stock, $.01 par value per share, of the Company.

1.10    “Company” shall mean Cognizant Technology Solutions Corporation, a Delaware corporation.

1.11    “Disability” shall mean shall mean the inability to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which constitutes a permanent and total disability, as defined in Section 22(e) (3) of the Code (or any successor section thereto). The determination whether a Participant has suffered a Disability shall be made by the Committee based upon such evidence as it deems necessary and appropriate, and shall be conclusive and binding on the Participant. A Participant shall not be considered disabled unless he or she furnishes such medical or other evidence of the existence of the Disability as the Committee, in its sole discretion, may require.

1.12    “Dividend Equivalent Right” shall mean the right to receive an amount equal to the amount of any dividend paid with respect to a share of Common Stock multiplied by the number of shares of Common Stock underlying or with respect to a Stock Option, a SAR, a Stock Unit or a Performance Unit, and which shall be payable in cash, in Common Stock, in the form of Stock Units or Performance Units, or a combination of any or all of the foregoing.

1.13    “Effective Date” shall mean the date on which the Plan is adopted by the Board.

1.14    “Employee” shall mean an employee of the Company or any Subsidiary as described in Treasury Regulation Section 1.421-7(h).

1.15    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, including applicable regulations thereunder.

1.16    “Fair Market Value of the Common Stock” shall mean:

(a)    if the Common Stock is readily tradable on a national securities exchange or other market system, the closing price of the Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date), or

(b)    if the Common Stock is not readily tradable on a national securities exchange or other market system: (i) the book value of a share of Common Stock as of the last day of the last completed fiscal quarter preceding the date of calculation; or (ii) any other value as otherwise determined in good faith by the Board.

1.17    “Independent Contractor” shall mean a person (other than a person who is an Employee or a Nonemployee Director) or an entity that renders services to the Company.

1.18    “ISO” shall mean an “incentive stock option” as such term is used in Code Section 422.

1.19    “Nonemployee Director” shall mean a member of the Board who is not an Employee.

1.20    “Nonqualified Stock Option” shall mean a Stock Option that does not qualify as an ISO.

1.21    “Participant” shall mean any Employee, Nonemployee Director or Independent Contractor to whom an Award has been granted by the Committee under the Plan.

1.22    “Performance-Based Award” shall mean an Award subject to the achievement of certain performance goal or goals as described in Section 12 below.

1.23    “Performance Share” shall mean the grant by the Committee to a Participant of an Award as described in Section 10.1 below.

1.24    “Performance Unit” shall mean the grant by the Committee to a Participant of an Award as described in Section 10.2 below.

1.25    “Plan” shall mean the Cognizant Technology Solutions Corporation 1999 Incentive Compensation Plan.

1.26    “SAR” shall mean the grant by the Committee to a Participant of a stock appreciation right as described in Section 8 below.

1.27    “Stock Award” shall mean the grant by the Committee to a Participant of an Award of Common Stock as described in Section 9.1 below.

1.28    “Stock Option” shall mean the grant by the Committee to a Participant of an option to purchase Common Stock as described in Section 7 below.

1.29    “Stock Unit” shall mean the grant by the Committee to a Participant of an Award as described in Section 9.2 below.

1.30    “Subsidiary” shall mean a corporation of which the Company directly or indirectly owns more than 50 percent of the Voting Stock or any other business entity in which the Company directly or indirectly has an ownership interest of more than 50 percent.

1.31    “Treasury Regulations” shall mean the regulations promulgated under the Code by the United States Department of the Treasury, as amended from time to time.

1.32    “Vest” shall mean:

(a)    with respect to Stock Options and SARs, when the Stock Option or SAR (or a portion of such Stock Option or SAR) first becomes exercisable and remains exercisable subject to the terms and conditions of such Stock Option or SAR; or

(b)    with respect to Awards other than Stock Options and SARs, when the Participant has:

(i)    an unrestricted right, title and interest to receive the compensation (whether payable in Common Stock, cash or a combination of both) attributable to an Award (or a portion of such Award) or to otherwise enjoy the benefits underlying such Award; and

(ii)    a right to transfer an Award subject to no Company-imposed restrictions or limitations other than restrictions and/or limitations imposed by Section 14 below.

1.33    “Vesting Date” shall mean the date or dates on which an Award Vests.

1.34    “Voting Stock” shall mean the capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

2.0    PURPOSE AND TERM OF PLAN

2.1    PURPOSE. The purpose of the Plan is to motivate certain Employees, Nonemployee Directors and Independent Contractors to put forth maximum efforts toward the growth, profitability, and success of the Company and Subsidiaries by providing incentives to such Employees, Nonemployee Directors and Independent Contractors either through cash payments and/or through the ownership and performance of the Common Stock. In addition, the Plan is intended to provide incentives which will attract and retain highly qualified individuals as Employees and Nonemployee Directors and to assist in aligning the interests of such Employees and Nonemployee Directors with those of its stockholders.

2.2    TERM. The Plan shall be effective as of the Effective Date; provided, however, that the Plan shall be approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company within 12 months before or after the Effective Date, and such approval by the stockholders of the Company shall be a condition to the right of each Participant to receive Awards hereunder. Any Award granted under the Plan prior to the approval by the stockholders of the Company shall be effective as of the date of grant (unless the Committee specifies otherwise at the time of grant), but no such Award may Vest, be paid out, or otherwise be disposed of prior to such stockholder approval. If the stockholders of the Company fail to approve the Plan in accordance with this Section 2.2, any Award granted under the Plan shall be cancelled. The Plan shall terminate on the 10th anniversary of the Effective Date (unless sooner terminated by the Board under Section 16.1 below.

2.3    STOCK SPLITS. All share numbers in this April 12, 2006 Amended and Restated Plan reflect the two (2)-for one (1) split of the Common Stock effected on June 17, 2004 and all prior stock splits.

3.0    ELIGIBILITY AND PARTICIPATION

3.1    ELIGIBILITY. All Employees of the Company, all Nonemployee Directors and all Independent Contractors shall be eligible to participate in the Plan and to receive Awards.

3.2    PARTICIPATION. Participants shall consist of such Employees, Nonemployee Directors and Independent Contractors as the Committee in its sole discretion designates to receive Awards under the Plan. Designation of a Participant in any year shall not require the Committee to designate such person or entity to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

4.0    ADMINISTRATION

4.1    RESPONSIBILITY. The Committee shall have the responsibility, in its sole discretion, to control, operate, manage and administer the Plan in accordance with its terms.

4.2    AWARD AGREEMENT. Each Award granted under the Plan shall be evidenced by an Award Agreement which shall be signed by the Committee and the Participant; provided, however, that in the event of any conflict between a provision of the Plan and any provision of an Award Agreement, the provision of the Plan shall prevail.

4.3    AUTHORITY OF THE COMMITTEE. The Committee shall have all the discretionary authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan, including but not limited to the following:

(a)    to determine eligibility for participation in the Plan;

(b)    to determine eligibility for and the type and size of an Award granted under the Plan;

(c)    to supply any omission, correct any defect, or reconcile any inconsistency in the Plan in such manner and to such extent as it shall deem appropriate in its sole discretion to carry the same into effect;

(d)    to issue administrative guidelines as an aid to administer the Plan and make changes in such guidelines as it from time to time deems proper;

(e)    to make rules for carrying out and administering the Plan and make changes in such rules as it from time to time deems proper;

(f)    to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions, and limitations;

(g)    to accelerate the Vesting of any Award when such action or actions would be in the best interest of the Company;

(h)    to grant Award in replacement of Awards previously granted under this Plan or any other executive compensation plan of the Company; and

(i)    to take any and all other actions it deems necessary or advisable for the proper operation or administration of the Plan.

4.4    ACTION BY THE COMMITTEE. The Committee may act only by a majority of its members. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee. In addition, the Committee may authorize any one or more of its members to execute and deliver documents on behalf of the Committee.

4.5    DELEGATION OF AUTHORITY. The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable; provided, however, that any such delegation shall be in writing. In addition, the Committee, or any person to whom it has delegated duties under this Section 4.5, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the Subsidiary whose employees have benefited from the Plan, as determined by the Committee.

4.6    DETERMINATIONS AND INTERPRETATIONS BY THE COMMITTEE. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants and their heirs, successors, and legal representatives.

4.7    LIABILITY. No member of the Board, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated.

4.8    INDEMNIFICATION. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.

5.0    SHARES SUBJECT TO PLAN

5.1    AVAILABLE SHARES. The aggregate number of shares of Common Stock which shall be available for grants or payments of Awards under the Plan during its term shall be 38,261,580 shares. Such share reserve includes a share increase of 761,580 shares authorized by the Board on April 12, 2006, subject to stockholder approval at the 2006 Annual Meeting. The shares of Common Stock available for issuance under the Plan may be either authorized but unissued shares, shares of issued stock held in the Company’s treasury, or both, at the discretion of the Company, and subject to any adjustments made in accordance with Section 5.2 below. Any shares of Common Stock underlying Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares shall again be available for grants of Awards under the Plan. Awards that are payable only in cash are not subject to this Section 5.1.

5.2    ADJUSTMENT TO SHARES. If there is any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Award so that each such Award shall thereafter be with respect to or exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Award had such Award been paid, distributed or exercised in full immediately prior to such change or distribution. Such adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of Participants’ rights under the Plan, the Committee shall have the authority to adjust, in an equitable manner, the maximum number and kind of shares that may be issued under the Plan, the maximum number and kind of shares for which Awards measured in shares of Common Stock may be made to any one Participant over the term of the Plan, the number and kind of shares subject to outstanding Awards, the exercise price applicable to outstanding Stock Options, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Awards. Appropriate adjustments may also be made by the Committee in the terms of any Awards granted under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance goals and changes in the length of performance periods; provided, however, that with respect to Performance-Based Awards, such modifications and/or changes do not disqualify the compensation attributable to such Awards as “performance-based compensation” under Code Section 162(m). In addition, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding anything contained in the Plan, any adjustment with respect to an ISO due to a change or distribution described in this Section 5.2 shall comply with the rules of Code Section 424(a), and in no event shall any adjustment be made which would render any ISO granted hereunder other than an incentive stock option for purposes of Code Section 422.

6.0    MAXIMUM INDIVIDUAL AWARDS

6.1    MAXIMUM AGGREGATE NUMBER OF SHARES UNDERLYING STOCK-BASED AWARDS GRANTED UNDER THE PLAN TO ANY SINGLE PARTICIPANT. The maximum aggregate number of shares of Common Stock underlying all Awards measured in shares of Common Stock (whether payable in Common Stock, cash or a combination of both) that may be granted to any single Participant during the life of the Plan shall be 9,000,000 shares, subject to adjustment as provided in Section 5.2 above. For purposes of the preceding sentence, such Awards that are cancelled or repriced shall continue to be counted in determining such maximum aggregate number of shares of Common Stock that may be granted to any single Participant during the life of the Plan.

6.2    MAXIMUM DOLLAR AMOUNT UNDERLYING CASH-BASED AWARDS GRANTED UNDER THE PLAN TO ANY SINGLE PARTICIPANT. The maximum dollar amount that may be paid to any single Participant with respect to all Awards measured in cash (whether payable in Common Stock, cash or a combination of both) during the life of the Plan shall be $10,000,000.

7.0    STOCK OPTIONS

7.1    IN GENERAL. The Committee may, in its sole discretion, grant Stock Options to Employees, Nonemployee Directors and Independent Contractors on or after the Effective Date. The Committee shall, in its sole discretion, determine the Employees, the Nonemployee Directors and Independent Contractors who will receive Stock Options and the number of shares of Common Stock underlying each Stock Option. With respect to Employees who become Participants, the Committee may grant such Participants ISOs or Nonqualified Stock Options or a combination of both. With respect to Nonemployee Directors and Independent Contractors who become Participants, the Committee may grant such Participants only Nonqualified Stock Options. Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time. In addition, each Stock Option shall be subject to the following terms and conditions set forth in Sections 7.2 through 7.8 below.

7.2    EXERCISE PRICE. The Committee shall specify the exercise price of each Stock Option in the Award Agreement; provided, however, that the exercise price of any ISO or Nonqualified Stock Option shall not be less than 100 percent of the Fair Market Value of the Common Stock on the date of grant.

7.3    TERM OF STOCK OPTION. The Committee shall specify the term of each Stock Option in the Award Agreement; provided, however, that (i) no ISO shall be exercised after the 10th anniversary of the date of grant of such ISO and (ii) no Nonqualified Stock Option shall be exercised after the 10th anniversary of the date of grant of such Nonqualified Stock Option. Each Stock Option shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall, in its sole discretion, set forth in the Award Agreement on the date of grant.

7.4    VESTING DATE. The Committee shall specify the Vesting Date with respect to each Stock Option in the Award Agreement. The Committee may grant Stock Options that are Vested, either in whole or in part, on the date of grant. If the Committee fails to specify a Vesting Date in the Award Agreement, 25 percent of such Stock Option shall become exercisable on each of the first 4 anniversaries of the date of grant and shall remain exercisable following such anniversary date until the Stock Option expires in accordance with its terms under the Award Agreement or under the terms of the Plan. The Vesting of a Stock Option may be subject to such other terms and conditions as shall be determined by the Committee, including, without limitation, accelerating the Vesting if certain performance goals are achieved.

7.5    EXERCISE OF STOCK OPTIONS. The Stock Option exercise price may be paid in cash or, in the sole discretion of the Committee, by the delivery of shares of Common Stock then owned by the Participant, by the withholding of shares of Common Stock for which a Stock Option is exercisable, or by a combination of these methods. In the sole discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock then owned by a Participant, providing the Company with a notarized statement attesting to the number of shares owned by the Participant, where upon verification by the Company, the Company would issue to the Participant only the number of incremental shares to which the Participant is entitled upon exercise of the Stock Option. In determining which methods a Participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate; provided, however, that with respect to ISOs, all such discretionary determinations by the Committee shall be made at the time of grant and specified in the Award Agreement.

7.6    RESTRICTIONS RELATING TO ISOS. In addition to being subject to the terms and conditions of this Section 7, ISOs shall comply with all other requirements under Code Section 422. Accordingly, ISOs may be granted only to Participants who are employees (as described in Treasury Regulation Section 1.421-7(h)) of the Company or of any “Parent Corporation” (as defined in Code Section 424(e)) or of any “Subsidiary Corporation” (as defined in Code Section 424(f)) on the date of grant. The aggregate market value (determined as of the time the ISO is granted) of the Common Stock with respect to which ISOs (under all option plans of the Company and of any Parent Corporation and of any Subsidiary Corporation) are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000. For purposes of the preceding sentence, ISOs shall be taken into account in the order in which they are granted. ISOs shall not be transferable by the Participant otherwise than by will or the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by such Participant. The Committee shall not grant ISOs to any Employee who, at the time the ISO is granted, owns stock possessing (after the application of the attribution rules of Code Section 424(d)) more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or of any Subsidiary Corporation unless the exercise price of the ISO is fixed at not less than 110 percent of the Fair Market Value of the Common Stock on the date of grant and the exercise of such ISO is prohibited by its terms after the 5th anniversary of the ISO’s date of grant. In addition, no ISO shall be issued to a Participant in tandem with a Nonqualified Stock Option issued to such Participant in accordance with Treasury Regulation Section 14a.422A-1, Q/A-39.

7.7    ADDITIONAL TERMS AND CONDITIONS. The Committee may, by way of the Award Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Stock Option, provided they are not inconsistent with the Plan, including, without limitation, the requirement that the Participant not engage in competition with the Company.

7.8    CONVERSION STOCK OPTIONS. The Committee may, in its sole discretion, grant a Stock Option to any holder of an option (hereinafter referred to as an “Original Option”) to purchase shares of the stock of any corporation:

(a)    the stock or assets of which were acquired, directly or indirectly, by the Company or any Subsidiary, or

(b)    which was merged with and into the Company or a Subsidiary,

so that the Original Option is converted into a Stock Option (hereinafter referred to as a “Conversion Stock Option”); provided, however, that such Conversion Stock Option as of the date of its grant (the “Conversion Stock Option Grant Date”) shall have the same economic value as the Original Option as of the Conversion Stock Option Grant Date. In addition, unless the Committee, in its sole discretion determines otherwise, a Conversion Stock Option which is converting an Original Option intended to qualify as an ISO shall have the same terms and conditions as applicable to the Original Option in accordance with Code Section 424 and the Treasury Regulations thereunder so that the conversion (x) is treated as the issuance or assumption of a stock option under Code Section 424(a) and (y) is not treated as a modification, extension or renewal of a stock option under Code Section 424(h).

8.0    SARS

8.1    IN GENERAL. The Committee may, in its sole discretion, grant SARs to Employees, Nonemployee Directors, and/or Independent Contractors. An SAR is a right to receive a payment in cash, Common Stock or a combination of both, in an amount equal to the excess of (x) the Fair Market Value of the Common Stock, or other specified valuation, of a specified number of shares of Common Stock on the date the SAR is exercised over (y) the Fair Market Value of the Common Stock, or other specified valuation (which shall be no less than the Fair Market Value of the Common Stock), of such shares of Common Stock on the date the SAR is granted, all as determined by the Committee; provided, however, that if a SAR is granted retroactively in tandem with or in substitution for a Stock Option, the designated Fair Market Value of the Common Stock in the Award Agreement may be the Fair Market Value of the Common Stock on the date such Stock Option was granted.

Each SAR shall be subject to such terms and conditions, including, but not limited to, a provision that automatically converts a SAR into a Stock Option on a conversion date specified at the time of grant, as the Committee shall impose from time to time in its sole discretion and subject to the terms of the Plan.

9.0    STOCK AWARDS AND STOCK UNITS

9.1    STOCK AWARDS. The Committee may, in its sole discretion, grant Stock Awards to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Stock Award shall consist of shares of Common Stock which shall be subject to such terms and conditions as the Committee in its sole discretion determines appropriate including, without limitation, restrictions on the sale or other disposition of such shares, the Vesting Date with respect to such shares, and the right of the Company to reacquire such shares for no consideration upon termination of the Participant’s employment within specified periods. The Committee may require the Participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Stock Award and/or that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. With respect to the shares of Common Stock subject to a Stock Award, the Participant shall have all of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares, unless the Committee determines otherwise on the date of grant.

9.2    STOCK UNITS. The Committee may, in its sole discretion, grant to Employees, Nonemployee Directors, and/or Independent Contractor Stock Units as additional compensation or in lieu of other compensation for services to the Company. A Stock Unit is a hypothetical share of Common Stock represented by a notional account established and maintained (or caused to be established or maintained) by the Company for such Participant who receives a grant of Stock Units. Stock Units shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate including, without limitation, determinations of the Vesting Date with respect to such Stock Units and the criteria for the Vesting of such Stock Units. A Stock Unit granted by the Committee shall provide for payment in shares of Common Stock at such time or times as the Award Agreement shall specify. The Committee shall determine whether a Participant who has been granted a Stock Unit shall also be entitled to a Dividend Equivalent Right.

9.3    PAYOUT OF STOCK UNITS. Subject to a Participant’s election to defer in accordance with Section 17.3 below, upon the Vesting of a Stock Unit, the shares of Common Stock representing the Stock Unit shall be distributed to the Participant, unless the Committee, in its sole discretion, provides for the payment of the Stock Unit in cash (or partly in cash and partly in shares of Common Stock) equal to the value of the shares of Common Stock which would otherwise be distributed to the Participant.

10.0    PERFORMANCE SHARES AND PERFORMANCE UNITS

10.1    PERFORMANCE SHARES. The Committee may, in its sole discretion, grant Performance Shares to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Performance Share shall consist of a share or shares of Common Stock which shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate including, without limitation, determining the performance goal or goals which, depending on the extent to which such goals are met, will determine the number and/or value of the Performance Shares that will be paid out or distributed to the Participant who has been granted Performance Shares. Performance goals may be based on, without limitation, Company-wide, divisional and/or individual performance, as the Committee, in its sole discretion, may determine, and may be based on the performance measures listed in Section 12.3 below.

10.2    PERFORMANCE UNITS. The Committee may, in its sole discretion, grant to Employees, Nonemployee Directors, and/or Independent Contractors Performance Units as additional compensation or in lieu of other compensation for services to the Company. A Performance Unit is a hypothetical share or shares of

Common Stock represented by a notional account which shall be established and maintained (or caused to be established or maintained) by the Company for such Participant who receives a grant of Performance Units. Performance Units shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate including, without limitation, determining the performance goal or goals which, depending on the extent to which such goals are met, will determine the number and/or value of the Performance Units that will be accrued with respect to the Participant who has been granted Performance Units. Performance goals may be based on, without limitation, Company-wide, divisional and/or individual performance, as the Committee, in its sole discretion, may determine, and may be based on the performance measures listed in Section 12.3 below.

10.3    ADJUSTMENT OF PERFORMANCE GOALS. With respect to those Performance Shares or Performance Units that are not intended to qualify as Performance-Based Awards (as described in Section 12 below), the Committee shall have the authority at any time to make adjustments to performance goals for any outstanding Performance Shares or Performance Units which the Committee deems necessary or desirable unless at the time of establishment of the performance goals the Committee shall have precluded its authority to make such adjustments.

10.4    PAYOUT OF PERFORMANCE SHARES OR PERFORMANCE UNITS. Subject to a Participant’s election to defer in accordance with Section 17.3 below, upon the Vesting of a Performance Share or a Performance Unit, the shares of Common Stock representing the Performance Share or the Performance Unit shall be distributed to the Participant, unless the Committee, in its sole discretion, provides for the payment of the Performance Share or a Performance Unit in cash (or partly in cash and partly in shares of Common Stock) equal to the value of the shares of Common Stock which would otherwise be distributed to the Participant.

11.0    CASH AWARDS

11.1    IN GENERAL. The Committee may, in its sole discretion, grant Cash Awards to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Cash Award shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate including, without limitation, determining the Vesting Date with respect to such Cash Award, the criteria for the Vesting of such Cash Award, and the right of the Company to require the Participant to repay the Cash Award (with or without interest) upon termination of the Participant’s employment within specified periods.

12.0    PERFORMANCE-BASED AWARDS

12.1    IN GENERAL. The Committee, in its sole discretion, may designate Awards granted under the Plan as Performance-Based Awards (as defined below) if it determines that such compensation might not be tax deductible by the Company due to the deduction limitation imposed by Code Section 162(m). Accordingly, an Award granted under the Plan may be granted in such a manner that the compensation attributable to such Award is intended by the Committee to qualify as “performance-based compensation” (as such term is used in Code Section 162(m) and the Treasury Regulations thereunder) and thus be exempt from the deduction limitation imposed by Code Section 162(m) (“Performance-Based Awards”).

12.2    QUALIFICATION OF PERFORMANCE-BASED AWARDS. Awards shall only qualify as Performance-Based Awards under the Plan if:

(a)    at the time of grant the Committee is comprised solely of two or more “outside directors” (as such term is used in Code Section 162(m) and the Treasury Regulations thereunder);

(b)    with respect to either the granting or Vesting of an Award (other than (i) a Nonqualified Stock Option or (ii) an SAR, which are granted with an exercise price at or above the Fair Market Value of the Common Stock on the date of grant), such Award is subject to the achievement of a performance goal or goals based on one or more of the performance measures specified in Section 12.3 below;

(c)    the Committee establishes in writing (i) the objective performance-based goals applicable to a given performance period and (ii) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such performance period (but in no event after 25 percent of such performance period has elapsed);

(d)    no compensation attributable to a Performance-Based Award will be paid to or otherwise received by a Participant until the Committee certifies in writing that the performance goal or goals (and any other material terms) applicable to such performance period have been satisfied;

(e)    after the establishment of a performance goal, the Committee shall not revise such performance goal (unless such revision will not disqualify compensation attributable to the Award as “performance-based compensation” under Code Section 162(m)) or increase the amount of compensation payable with respect to such Award upon the attainment of such performance goal; and

(f)    no vesting requirements tied to the attainment of such performance goals may be waived with respect to Performance-Based Awards, except in the event of a Change in Control or certain involuntary terminations of employment or service prior to the completion of the performance period.

12.3    PERFORMANCE MEASURES. The Committee may use the following performance measures (either individually or in any combination) to set performance goals with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings before interest, taxes, depreciation, amortization and stock-based compensation expense; economic value-added models; comparisons with various stock market indices; increase in number of customers; and/or reductions in costs. The performance measures may, at the time they are established for one or more such Performance-Based Awards, be subject to adjustment for one or more of the following items: extraordinary, unusual or non-recurring items of gain, loss or expense; items of gain, loss or expense related to (a) the disposal of a business or discontinued operations or (b) the operations of any business acquired by the Company; accruals for reorganization and restructuring cost and expenses; and items of gain, loss or expense attributable to changes in tax laws and regulations, accounting principles or other applicable laws or regulations.

12.4    STOCKHOLDER REAPPROVAL. As required by Treasury Regulation Section 1.162-27(e)(vi), the material terms of performance goals as described in this Section 12 shall be disclosed to and reapproved by the Company’s stockholders no later than the first stockholder meeting that occurs in the 5th year following the year in which the Company’s stockholders previously approved such performance goals.

13.0    CHANGE IN CONTROL

13.1    ACCELERATED VESTING. Notwithstanding any other provision of this Plan to the contrary, if there is a Change in Control of the Company, the Committee, in its sole discretion, may take such actions as it deems appropriate with respect to outstanding Awards, including, without limitation, accelerating the Vesting Date and/or payout of such Awards; provided, however, that such action shall not conflict with any provision contained in an Award Agreement unless such provision is amended in accordance with Section 16.3 below.

13.2    CASHOUT. The Committee, in its sole discretion, may determine that, upon the occurrence of a Change in Control of the Company, all or a portion of certain outstanding Awards shall terminate within a specified number of days after notice to the holders, and each such holder shall receive an amount equal to the value of such Award on the date of the change in control, and with respect to each share of Common Stock subject to a Stock Option or SAR, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such change in control over the exercise price per share of such Stock Option or SAR. Such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its sole discretion, shall determine.

13.3    ASSUMPTION OR SUBSTITUTION OF AWARDS. Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its sole discretion, provide that an Award may be assumed by any entity which acquires control of the Company or may be substituted by a similar award under such entity’s compensation plans.

14.0    TERMINATION OF EMPLOYMENT IF PARTICIPANT IS AN EMPLOYEE

14.1    TERMINATION OF EMPLOYMENT DUE TO DEATH OR DISABILITY. Subject to any written agreement between the Company and a Participant, if a Participant’s employment is terminated due to death or Disability:

(a)    all non-Vested portions of Awards held by the Participant on the date of the Participant’s death or the date of the termination of his or her employment, as the case may be, shall immediately be forfeited by such Participant as of such date; and

(b)    all Vested portions of Stock Options and SARs held by the Participant on the date of the Participant’s death or the date of the termination of his or her employment, as the case may be, shall remain exercisable until the earlier of:

(i)    the end of the 12-month period following the date of the Participant’s death or the date of the termination of his or her employment, as the case may be, or

(ii)    the date the Stock Option or SAR would otherwise expire.

14.2    TERMINATION OF EMPLOYMENT FOR CAUSE. Subject to any written agreement between the Company and a Participant, if a Participant’s employment is terminated by the Company for cause, all Awards held by a Participant on the date of the termination of his or her employment for cause, whether Vested or non-Vested, shall immediately be forfeited by such Participant as of such date.

14.3    OTHER TERMINATIONS OF EMPLOYMENT. Subject to any written agreement between the Company and a Participant, if a Participant’s employment is terminated for any reason other than for cause or other than due to death or Disability:

(a)    all non-Vested portions of Awards held by the Participant on the date of the termination of his or her employment shall immediately be forfeited by such Participant as of such date; and

(b)    all Vested portions of Stock Options and/or SARs held by the Participant on the date of the termination of his or her employment shall remain exercisable until the earlier of (i) the end of the 90-day period following the date of the termination of the Participant’s employment or (ii) the date the Stock Option or SAR would otherwise expire.

14.4    COMMITTEE DISCRETION. Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its sole discretion, provide that:

(a)    any or all non-Vested portions of Stock Options and/or SARs held by the Participant on the date of the Participant’s death and/or the date of the termination of his or her employment shall immediately become exercisable as of such date and, except with respect to ISOs, shall remain exercisable until a date that occurs on or prior to the date the Stock Option or SAR is scheduled to expire;

(b)    any or all Vested portions of Nonqualified Stock Options and/or SARs held by the Participant on the date of the Participant’s death and/or the date of the termination of his or her employment shall remain exercisable until a date that occurs on or prior to the date the Stock Option or SAR is scheduled to expire; and/or

(c)    any or all non-Vested portions of Stock Awards, Stock Units, Performance Shares, Performance Units, and/or Cash Awards held by the Participant on the date of the Participant’s death and/or the date of the termination of his or her employment shall immediately Vest or shall become Vested on a date that occurs on or prior to the date the Award is scheduled to vest; provided, however, that the Committee shall not exercise such discretion with respect to any Performance-Based Award if and to the extent the provision for such accelerated vesting would otherwise disqualify the compensation attributable to that Award as “performance-based compensation” under Code Section 162(m).

14.5    ISOS. Notwithstanding anything contained in the Plan to the contrary, (i) the provisions contained in this Section 14 shall be applied to an ISO only if the application of such provision maintains the treatment of such ISO as an ISO and (ii) the exercise period of an ISO in the event of a termination of the Participant’s employment due to Disability provided in Section 14.1 above shall be applied only if the Participant is “permanently and totally disabled” (as such term is defined in Code Section 22(e)(3)).

15.0    TAXES

15.1    WITHHOLDING TAXES. With respect to Employees, the Company, or the applicable Subsidiary, may require a Participant who has become vested in his or her Stock Award, Stock Unit, Performance Share or Performance Unit granted hereunder, or who exercises a Stock Option or SAR granted hereunder to reimburse the corporation which employs such Participant for any taxes required by any governmental regulatory authority to be withheld or otherwise deducted and paid by such corporation or entity in respect of the issuance or disposition of such shares or the payment of any amounts. In lieu thereof, the corporation or entity which employs such Participant shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation or entity to the Participant upon such terms and conditions as the Committee shall prescribe. The corporation or entity that employs such Participant may, in its discretion, hold the stock certificate to which such Participant is entitled upon the vesting of a Stock Award, Stock Unit, Performance Share or Performance Unit or the exercise of a Stock Option or SAR as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated.

15.2    USE OF COMMON STOCK TO SATISFY WITHHOLDING OBLIGATION. With respect to Employees, at any time that the Company, Subsidiary or other entity that employs such Participant becomes subject to a withholding obligation under applicable law with respect to the vesting of a Stock Award, Stock Unit, Performance Share or Performance Unit or the exercise of a Nonqualified Stock Option (the “Tax Date”), except as set forth below, a holder of such Award may elect to satisfy, in whole or in part, the holder’s related personal tax liabilities (an “Election”) by (i) directing the Company, Subsidiary or other entity that employs such Participant to withhold from shares issuable in connection with such vesting or exercise either a specified number of shares or shares of Common Stock having a specified value (in each case limited to the related minimum statutory personal withholding tax liabilities with respect to the applicable taxing jurisdiction so as to preclude any “liability” accounting treatment for the Award pursuant to the Statement of Financial Accounting Standards No. 123(R), (ii) tendering shares of Common Stock previously issued pursuant to the exercise of a Stock Option or other shares of the Common Stock owned by the holder, or (iii) combining any or all of the foregoing Elections in any fashion. An Election shall be irrevocable. The withheld shares and other shares of Common Stock tendered in payment shall be valued at their Fair Market Value of the Common Stock on the Tax Date. The Committee may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular shares or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate, including conditions or restrictions with respect to Section 16 of the Exchange Act.

15.3    NO GUARANTEE OF TAX CONSEQUENCES. No person connected with the Plan in any capacity, including, but not limited to, the Company and any Subsidiary and their directors, officers, agents and employees makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

16.0    AMENDMENT AND TERMINATION

16.1    TERMINATION OF PLAN. The Board may suspend or terminate the Plan at any time with or without prior notice; provided, however, that no action authorized by this Section 16.1 shall reduce the amount of any outstanding Award or change the terms and conditions thereof without the Participant’s consent.

16.2    AMENDMENT OF PLAN. The Board may amend the Plan at any time with or without prior notice; provided, however, that no action authorized by this Section 16.2 shall reduce the amount of any outstanding Award or change the terms and conditions thereof without the Participant’s consent. No amendment of the Plan shall, without the approval of the stockholders of the Company:

(a)    increase the total number of shares which may be issued under the Plan;

(b)    increase the maximum number of shares with respect to all Awards measured in Common Stock that may be granted to any individual under the Plan;

(c)    increase the maximum dollar amount that may be paid with respect to all Awards measured in cash; or

(d)    modify the requirements as to eligibility for Awards under the Plan.

In addition, the Plan shall not be amended without the approval of such amendment by the Company’s stockholders if such amendment is (i) required under the rules and regulations of the stock exchange or national market system on which the Common Stock is listed or (ii) otherwise considered material in the reasonable judgment of the Committee.

16.3    AMENDMENT OR CANCELLATION OF AWARD AGREEMENTS. The Committee may amend or modify any Award Agreement at any time by mutual agreement between the Committee and the Participant or such other persons as may then have an interest therein. In addition, by mutual agreement between the Committee and a Participant or such other persons as may then have an interest therein, Awards may be granted to an Employee, Nonemployee Director or Independent Contractor in substitution and exchange for, and in cancellation of, any Awards previously granted to such Employee, Nonemployee Director or Independent Contractor under the Plan, or any award previously granted to such Employee, Nonemployee Director or Independent Contractor under any other present or future plan of the Company or any present or future plan of an entity which (i) is purchased by the Company, (ii) purchases the Company, or (iii) merges into or with the Company.

17.0    MISCELLANEOUS

17.1    OTHER PROVISIONS. Awards granted under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines on the date of grant to be appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, to assist the Participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any Stock Option, for the acceleration of Vesting of Awards in the event of a change in control of the Company, for the payment of the value of Awards to Participants in the event of a change in control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the Participant’s employment in addition to those specifically provided for under the Plan.

17.2    TRANSFERABILITY. Each Award granted under the Plan to a Participant shall not be transferable otherwise than by will or the laws of descent and distribution, and Stock Options and SARs shall be exercisable, during the Participant’s lifetime, only by the Participant. In the event of the death of a Participant, each Stock Option or SAR theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall, in its sole discretion, set forth in the Award Agreement on the date of grant and then only by the executor or administrator of the estate of the deceased Participant or the person or persons to whom the deceased Participant’s rights under the Stock Option or SAR shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee, in its sole discretion, may permit the transferability of a Stock Option (other than an ISO) by a Participant solely to members of the Participant’s immediate family or trusts or family partnerships or other similar entities for the benefit of such persons, and subject to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish and include in the Award Agreement.

17.3    ELECTION TO DEFER COMPENSATION ATTRIBUTABLE TO AWARD. The Committee may, in its sole discretion, allow a Participant to elect to defer the receipt of any compensation attributable to an Award under guidelines and procedures to be established by the Committee after taking into account the advice of the Company’s tax counsel.

17.4    LISTING OF SHARES AND RELATED MATTERS. If at any time the Committee shall determine that the listing, registration or qualification of the shares of Common Stock subject to any Award on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of, or in connection with, the granting of an Award or the issuance of shares of Common Stock thereunder, such Award may not be exercised, distributed or paid out, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

17.5    NO RIGHT, TITLE, OR INTEREST IN COMPANY ASSETS. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

17.6    NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE OR TO GRANTS. The Participant’s rights, if any, to continue to serve the Company as a director, officer, employee, independent contractor or otherwise, shall not be enlarged or otherwise affected by his or her designation as a Participant under the Plan, and the Company or the applicable Subsidiary reserves the right to terminate the employment of any Employee or the services of any Independent Contractor or director at any time. The adoption of the Plan shall not be deemed to give any Employee, Nonemployee Director, Independent Contractor or any other individual any right to be selected as a Participant or to be granted an Award.

17.7    AWARDS SUBJECT TO FOREIGN LAWS. The Committee may grant Awards to individual Participants who are subject to the tax laws of nations other than the United States, and such Awards may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Awards by the appropriate foreign governmental entity; provided, however, that no such Awards may be granted pursuant to this Section 16.6 and no action may be taken which would result in a violation of the Exchange Act or any other applicable law.

17.8    GOVERNING LAW. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws, except as superseded by applicable federal law.

17.9    OTHER BENEFITS. No Award granted under the Plan shall be considered compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary nor affect any benefits or compensation under any other benefit or compensation plan of the Company or any Subsidiary now or subsequently in effect.

17.10    NO FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Common Stock, Stock Options, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

17.11    PROHIBITION ON REPRICING OF OPTIONS. Notwithstanding anything in the Plan to the contrary, the Committee may not, without the consent of the Company’s stockholders, reprice any outstanding Award; provided, however, that stock splits, stock dividends and similar events as set forth in Section 5.2 herein shall not be deemed to be a repricing hereunder.

17.12    MINIMUM VESTING PERIODS. Except as set forth in Section 14 herein and notwithstanding any other provision set forth in the Plan to the contrary, (a) any Award (other than a Stock Option or SAR) that is not subject to performance criteria shall Vest over a service period of at least three years, with such vesting to occur in equal installments over such three year period, and (b) any Award (other than a Stock Option or SAR) that is subject to performance criteria shall Vest over a performance period of at least 12 months in one or more installments over that period.

APPENDIX C

Amendment to Certificate of Incorporation

CERTIFICATE OF AMENDMENT

TO

RESTATED CERTIFICATE OF INCORPORATION

OF

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

The undersigned, for purposes of amending the Restated Certificate of Incorporation, as amended (the “Certificate”) of Cognizant Technology Solutions Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST:    The name of the Corporation is Cognizant Technology Solutions Corporation (the “Corporation”).

SECOND:    The Certificate was filed with the Office of the Secretary of State of the State of Delaware on February 7, 2003 and amended on May 26, 2004.

THIRD:    That Article IV of the Certificate is hereby amended to read, in its entirety, as follows:

“A.    The total number of shares of all classes of stock which the Corporation shall have authority to issue is 515,000,000 shares, consisting of (i) 500,000,000 shares of Class A Common Stock, $0.01 par value per share (“Common Stock”), and (ii) 15,000,000 shares of Preferred Stock, $0.10 par value per share (“Preferred Stock”).

B.    The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of the Common Stock of the Corporation, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the GCL or any corresponding provision hereinafter enacted.

C.    The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

(1)    COMMON STOCK.

(a)    General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

(b)    Voting. The holders of the Common Stock shall have voting rights at all meetings of stockholders, each such holder being entitled to one vote for each share thereof held by such holder; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (which, as used herein, shall mean the certificate of incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designation of any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation. There shall be no cumulative voting.

(c)    Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend or other rights of any then outstanding Preferred Stock.

(d)    Liquidation. Upon the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential or other rights of any then outstanding Preferred Stock. For the purposes of this paragraph (C)(1)(d), the voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the assets of the Corporation or a consolidation or merger of the Corporation with one or more other corporations (whether or not the Corporation is the corporation surviving such consolidation or merger) shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the GCL or any corresponding provision hereinafter enacted.

(2)    PREFERRED STOCK.

Subject to the limitations and in the manner provided by law, shares of the Preferred Stock may be issued from time to time in series, and the Board of Directors of the Corporation or a duly-authorized committee of the Board of Directors of the Corporation, in accordance with the laws of the State of Delaware, is hereby authorized to determine or alter the relative rights, powers (including voting powers), preferences, privileges and restrictions granted to or imposed upon Preferred Stock or any wholly unissued series of shares of Preferred Stock, and to increase or decrease (but not below the number of shares of any series of Preferred Stock then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall upon the taking of any action required by applicable law resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.”

FOURTH:    Except as expressly amended herein, all other provisions of the Certificate, including, but not limited to, the Certificate of Designations of the Series A Junior Participating Preferred Stock filed with the Office of the Secretary of State of the State of Delaware on March 6, 2003, shall remain in full force and effect.

FIFTH:    That the foregoing amendment was duly adopted by the Board of Directors and by the stockholders of the Corporation in accordance with the applicable provisions of Section 228 and Section 242 of the General Corporation Law of the State of Delaware.

* * * * * * *

IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Corporation, does hereby execute this Certificate of Amendment to the Restated Certificate of Incorporation this     th day of June, 2006.

By:
Lakshmi Narayanan
President and Chief Executive Officer

ANNUAL MEETING OF STOCKHOLDERS OF

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

CLASS A COMMON STOCK

June 13, 2006

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE.    ☒

1. ELECTION OF DIRECTORS	Nominees:
☐ For All Nominees	☐ Venetia Kontogouris	☐ Thomas M. Wendel
☐ Withhold Authority for All Nominees
☐ For All Except (See instructions below)

Instruction: To withhold authority to vote for any individual nominee(s) mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:    •

2. TO AMEND AND RESTATE OUR 1999 INCENTIVE COMPENSATION PLAN, AS AMENDED (THE “INCENTIVE PLAN”), TO (I) INCREASE THE MAXIMUM NUMBER OF SHARES OF CLASS A COMMON STOCK RESERVED FOR ISSUANCE FROM 37,500,000 TO 38,261,580 SHARES AND HEREBY RESERVE AN ADDITIONAL 761,580 SHARES OF CLASS A COMMON STOCK FOR ISSUANCE UPON THE EXERCISE OF STOCK OPTIONS OR STOCK APPRECIATION RIGHTS OR FOR THE ISSUANCE OF OTHER AWARDS GRANTED UNDER THE PLAN (IF SUCH PROPOSAL IS APPROVED, THE NUMBER OF SHARES ISSUABLE UNDER OUR KEY EMPLOYEES STOCK OPTION PLAN SHALL BE REDUCED BY 761,580 SHARES SO THAT THE TOTAL NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE COMPANY’S EQUITY COMPENSATION PLANS WILL REMAIN UNCHANGED AND NO FURTHER GRANTS WILL BE MADE UNDER THE KEY EMPLOYEES STOCK OPTION PLAN) AND (II) RE-APPROVE THE SERIES OF PERFORMANCE CRITERIA WHICH MAY BE UTILIZED IN ESTABLISHING SPECIFIC TARGETS TO BE ATTAINED AS A CONDITION TO THE VESTING OF ONE OR MORE CASH OR STOCK-BASED AWARDS MADE UNDER THE INCENTIVE PLAN SO AS TO QUALIFY THE COMPENSATION ATTRIBUTABLE TO THOSE AWARDS AS PERFORMANCE-BASED COMPENSATION UNDER SECTION 162(M) OF THE INTERNAL REVENUE CODE.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. TO AMEND OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED TO (I) INCREASE THE MAXIMUM NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S STOCK, ALL CLASSES, FROM 340,000,000 SHARES, CONSISTING OF (I) 325,000,000 SHARES OF CLASS A COMMON STOCK, $0.01 PAR VALUE PER SHARE (“CLASS A COMMON STOCK”), AND (II) 15,000,000 SHARES OF PREFERRED STOCK, $0.10 PAR VALUE PER SHARE (“PREFERRED STOCK”) TO 515,000,000 SHARES, CONSISTING OF (X) 500,000,000 SHARES OF CLASS A COMMON STOCK, AND (Y) 15,000,000 SHARES OF PREFERRED STOCK.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4. TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2006.	FOR ☐	AGAINST ☐	ABSTAIN ☐

5. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

Please check the box if you are planning to attend the Meeting in person.    ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.    ☐

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature of Class A Common Stockholder	_________________	Date:	__________	Signature of Class A Common Stockholder	_________________	Date:	__________
IF HELD JOINTLY

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.